Lincoln Statistical Report

second Q U A R T E R

2 0 0 6

The financial data in this document is dated August 8, 2006 and has not been updated since that date. LNC does not intend to update this document.

Lincoln Financial Group
Statistical Report
Second Quarter
2006
Table of Contents

LFG Analyst Coverage

Notes

Financial Highlights	1 - 4

Consolidated Expense Detail	5
Operating Results Summary	6
Consolidated Statements of Income	7

Consolidating Statements of Income from Operations	8-11
Consolidated Balance Sheet	12
Balance Sheet Data - Segment Highlights	13

Individual Markets
Individual Life Insurance
Income Statements & Operational Data	14
Operational Data	15
Account Value Rollforward	16
Individual Annuities
Income Statements & Operational Data	17
Account Value Rollforward	18
Account Values	19

Employer Markets
Retirement Products
Income Statements & Operational Data	20
Account Value Rollforward	21
Supplemental Data	22
Benefit Partners
Income Statements & Operational Data	23
Supplemental Data	24
Executive Benefits & Other
Income Statements & Operational Data	25
Account Value Roll Forward and Supplemental Data	26

Investment Management
Income Statements	27
Assets Under Management Roll Forward	28

Lincoln UK
Income Statements	29
Operational Data	30

Lincoln Financial Media	31

Other Operations	31

Domestic Retail Deposits / Account Balances / Net Flows	32

Investment Data
Assets Managed	33
Other Investment Data	34

6/30/2006	ii
NOTES

On April 3, 2006, LNC completed its previously announced merger with Jefferson Pilot Corporation ("JP"). Beginning with the second quarter of 2006, we are reporting results through the following segments: Individual Markets - Annuities, Individual Markets - Life Insurance, Employer Markets - Retirement Products & Other, Employer Markets - Benefit Partners, Investment Management, Lincoln UK and Lincoln Financial Media. Historical information presented in this report has been restated to reflect the new organizational structure. As described below, certain reclassifications have been made to historically reported items to reflect the new reporting practices of LNC.

Definitions and Presentation

"Income from Operations," "Operating Revenue," "Return on Capital," and "Broadcast Cash Flow" are non-GAAP financial measures and do not replace GAAP net income (loss) and revenues. Detailed reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in this statistical supplement.

*	We exclude the after-tax effects of the following items from GAAP net income to arrive at income from operations:

* Realized gains and losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* The cumulative effect of accounting changes,
* Reserve changes on business sold through reinsurance net of related deferred gain amortization,
* Gains and losses on the sale of subsidiaries and blocks of business,
* Loss on early retirement of debt, including subordinated debt

NOTE: Income from operations is lower than previously reported as it now includes restructuring charges previously excluded in the determination of income from operations

*	Operating revenue represents revenue excluding the following, as applicable:
* Realized gains or losses on investments and derivatives,
* Gains and losses related to reinsurance embedded derivatives/trading account securities,
* Gains and losses on the sale of subsidiaries and blocks of business,
* Deferred gain amortization related to reserve changes on business sold through reinsurance,

*
Return on capital measures the effectiveness of LNC's use of its total capital, which includes equity (excluding accumulated other comprehensive income), debt, capital securities and junior subordinated debentures issued to affiliated trusts. Return on capital is calculated by dividing income from operations (after adding back interest expense) by average capital. The difference between return on capital and return on shareholders' equity represents the effect of leveraging on
LNC's consolidated results.

*	Broadcast cash flow is calculated as communications revenues less operating costs and expenses before depreciation and amortization.

Income from operations, operating revenue, return on capital, and broadcast cash flow are internal measures used by LNC in the management of its operations. Management believes that these performance measures explain the results of operations of LNC's ongoing operations in a manner that allows for a better understanding of the underlying trends in LNC's current business because the excluded items are either unpredictable and/or not related to decisions regarding the underlying businesses.

*
Certain operating and statistical measures are included in this report to provide supplemental data regarding the performance of LNC’s current business. These measures include deposits, sales, net flows, first year premium, inforce, spread, and assets under management.

*	Sales as reported consist of the following:
* Universal life ("UL"), including Moneyguard, and COLI - first year commissionable premium plus 5% of excess premium received, including UL internal replacements
* Whole life and term - first year paid premium
* Annuity - deposits from new and existing customers
* Benefit Partners - annualized first year premium from new policies
* Investment Management Retail Sales and Institutional Inflows - contributions, transfer in kind purchases, and reinvested dividends for new and existing accounts.

Reclassifications

Certain reclassifications have been made in the historical presentation of certain revenue and expense items. The principal reclassifications consist of the following:

*
Deferred Front End Loads ("DFEL") - capitalization and amortization of DFEL is reported as a component of expense assessments revenue. Depending on the segment, these had previously been reported as a component of either other revenue, benefits expense or DAC amortization.

*
Investment Management Advisory Fees and General and Administrative Expenses - certain reclassifications have been made between revenue and expenses for such items as distribution fees and management fee waivers to conform to current industry practices.

6/30/2006								PAGE 1
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2006	2005		%	2006	2005		%
	Amount	Amount	Change	Change	Amount	Amount	Change	Change
Income from Operations - By Segment
Individual Life Insurance	$147.1	$62.6	$84.5	135.0%	$216.1	$120.8	$95.3	78.9%
Individual Annuities	89.0	52.5	36.5	69.5%	155.5	102.1	53.4	52.3%
Individual Markets	236.1	115.1	121.0	105.1%	371.6	222.8	148.8	66.8%
Retirement Products	54.3	45.3	9.0	19.9%	106.8	88.5	18.3	20.7%
Benefit Partners	37.0	-	37.0	NM	37.0	-	37.0	NM
Executive Benefits & Other	16.2	4.3	11.9	276.7%	23.8	7.7	16.1	209.1%
Employer Markets	107.6	49.6	58.0	116.9%	167.6	96.2	71.4	74.2%
Investment Management	12.0	(1.4)	13.4	NM	27.3	3.1	24.2	NM
Lincoln UK	9.9	10.3	(0.4)	-3.9%	20.6	20.2	0.4	2.0%
Lincoln Financial Media	11.9	-	11.9	NM	11.9	-	11.9	NM
Other Operations	(26.1)	30.1	(56.2)	NM	(26.0)	32.5	(58.5)	NM
Total Income from Operations (1)	351.4	203.6	147.8	72.6%	573.0	374.9	198.1	52.8%

Realized losses	(3.8)	(2.7)	(1.1)	-40.7%	(8.2)	(7.4)	(0.8)	-10.8%
Net gain (loss) on reinsurance
derivative/trading account securities	1.2	(3.3)	4.5	136.4%	5.0	(0.5)	5.5	NM
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	9.3	(9.3)	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	-	-	0.4	0.4	-	-
Net Income	$349.0	$197.9	$151.1	76.4%	$570.2	$376.8	$193.4	51.3%

Earnings per share (diluted)

Income from Operations (1)	$1.24	$1.16	$0.08	6.9%	$2.48	$2.13	$0.35	16.4%
Realized losses	(0.01)	(0.01)	-	-	(0.04)	(0.04)	-	-
Net gain (loss) on reinsurance
derivative/trading account securities	-	(0.02)	0.02	100.0%	0.02	-	0.02	NM
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	0.05	(0.05)	-100.0%
Reserve development/ amortization of related deferred gain	-	-	-	NM	-	-	-	NM
Net Income	$1.23	$1.13	$0.10	8.8%	$2.47	$2.14	$0.33	15.4%

Operating Revenue- By Segment
Individual Life Insurance	$901.4	$475.4	$426.0	89.6%	$1,402.0	$951.0	$451.0	47.4%
Individual Annuities	552.6	348.2	204.4	58.7%	927.4	688.0	239.4	34.8%
Individual Markets	1,454.0	823.6	630.4	76.5%	2,329.4	1,639.0	690.4	42.1%
Retirement Products	248.9	234.3	14.6	6.2%	498.1	467.6	30.5	6.5%
Benefit Partners	354.9	-	354.9	NM	354.9	-	354.9	NM
Executive Benefits & Other	101.2	53.2	48.0	90.2%	158.4	106.3	52.1	49.0%
Employer Markets	704.9	287.5	417.4	145.2%	1,011.3	573.9	437.4	76.2%
Investment Management	134.7	114.4	20.3	17.7%	274.3	224.2	50.1	22.3%
Lincoln UK	81.4	78.4	3.0	3.8%	150.9	153.0	(2.1)	-1.4%
Lincoln Financial Media	57.7	-	57.7	NM	57.7	-	57.7	NM
Other Operations	67.6	79.2	(11.6)	-14.6%	99.3	100.4	(1.1)	-1.1%
Total Operating Revenue	2,500.3	1,383.2	1,117.1	80.8%	3,922.8	2,690.7	1,232.1	45.8%

Realized losses	(6.7)	(4.0)	(2.7)	-67.5%	(13.6)	(11.2)	(2.4)	-21.4%
Gain (loss) on reinsurance
derivative/trading account securities	1.8	(5.1)	6.9	NM	7.7	(0.7)	8.4	NM
Gain on sale of subsidiaries/ businesses	-	-	-	NM	-	14.2	(14.2)	-100.0%
Amortization of deferred gain-reserve development	0.3	0.3	-	-	0.6	0.6	-	-
Total Revenue	$2,495.6	$1,374.4	$1,121.2	81.6%	$3,917.4	$2,693.6	$1,223.8	45.4%

(1) Income from operations includes after-tax restructuring charges of $6.2 million, or 2 cents per share, and $15.0 million, or 9 cents per share, for the quarters ended June 30, 2006 and 2005, respectively, and $6.5 million, or 2 cents per share, and $16.3 million, or 9 cents per share, for the six months ended June 30, 2006 and 2005, respectively.

6/30/2006								PAGE 2
Financial Highlights
Unaudited [in Billions]

Operational Data by Segment	For the Quarter Ended June 30				For the Six Months Ended June 30
	2006	2005		%	2006	2005		%
	Amount	Amount	Change	Change	Amount	Amount	Change	Change

Individual Markets
Individual Annuities
Gross deposits	$2.750	$1.862	$0.888	47.7%	$4.886	$3.623	$1.263	34.9%
Net flows	0.844	0.748	0.096	12.8%	1.613	1.392	0.222	15.9%
Account values (gross)	61.219	44.242	16.976	38.4%	61.219	44.242	16.976	38.4%
Account values (net of reinsurance)	59.070	41.966	17.104	40.8%	59.070	41.966	17.104	40.8%
Individual Life Insurance
Sales (in millions) (1)	132.3	74.3	58.0	78.1%	200.3	139.6	60.6	43.4%
Life insurance in-force	490.027	306.727	183.300	59.8%	490.027	306.727	183.300	59.8%
Account values	25.479	13.496	11.982	88.8%	25.479	13.496	11.982	88.8%
Employer Markets
Retirement Products
Gross deposits (2)	$1.159	$1.032	$0.127	12.3%	$2.400	$2.313	$0.087	3.8%
Net flows	0.114	0.181	(0.067)	-37.0%	0.295	0.418	(0.123)	-29.4%
Account values - annuities	27.194	25.358	1.836	7.2%	27.194	25.358	1.836	7.2%
Alliance Mutual Funds	4.330	3.432	0.899	26.2%	4.330	3.432	0.899	26.2%
Account values including Alliance Mutual Funds	31.524	28.790	2.735	9.5%	31.524	28.790	2.735	9.5%
Executive Benefits
COLI/BOLI sales (in millions)	17.2	5.0	12.2	244.0%	34.1	22.7	11.4	50.2%
Life insurance in-force	15.373	7.278	8.095	111.2%	15.373	7.278	8.095	111.2%
Account values	4.228	1.194	3.033	254.0%	4.228	1.194	3.033	254.0%
Benefit Partners
Annualized sales (in millions)	45.3	-	45.3	NM	45.3	-	45.3	NM
Loss ratio (3)	64.7%	-	NM	NM	64.7%	-	NM	NM
Investment Management Segment
Retail deposits	$3.282	$4.334	$(1.052)	-24.3%	$7.302	$7.900	$(0.598)	-7.6%
Retail net flows	0.322	2.147	(1.826)	-85.0%	1.627	3.574	(1.947)	-54.5%
Institutional in-flows	2.764	6.110	(3.346)	-54.8%	7.808	8.303	(0.495)	-6.0%
Institutional net flows	0.687	3.875	(3.188)	-82.3%	4.279	5.220	(0.941)	-18.0%
Total Deposits and In-flows	6.046	10.444	(4.398)	-42.1%	15.110	16.203	(1.093)	-6.7%
Total Net Flows	1.008	6.022	(5.014)	-83.3%	5.906	8.794	(2.888)	-32.8%
Assets Under Management- Retail and Institutional	85.926	66.851	19.075	28.5%	85.926	66.851	19.075	28.5%
Assets Under Management - General Account	65.637	43.917	21.720	49.5%	65.637	43.917	21.720	49.5%
Assets Under Management - Total Segment	151.563	110.768	40.794	36.8%	151.563	110.768	40.794	36.8%
Consolidated
Domestic Retail Deposits	$7.519	$7.085	$0.434	6.1%	$14.968	$13.681	$1.287	9.4%
Domestic Retail Account Balances	153.286	110.476	42.810	38.8%	153.286	110.476	42.810	38.8%
Domestic Retail Net Flows	1.854	3.476	(1.622)	-46.7%	4.489	6.041	(1.552)	-25.7%
Domestic Deposits	9.917	13.023	(3.105)	-23.8%	22.153	21.436	0.717	3.3%
Domestic Net Flows	2.494	7.449	(4.955)	-66.5%	8.682	11.236	(2.554)	-22.7%
Assets Under Management	212.495	156.405	56.089	35.9%	212.495	156.405	56.089	35.9%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, and COLI plus 5% of excess premium received, including UL internal replacements, and first year paid premiums for Whole life and Term products

(2) Includes deposits for Alliance Mutual Funds which are not included in separate account liabilities on our balance sheet.
(3) Represents combined loss ratio for Life, Disability and Dental business.

6/30/2006								PAGE 3
Financial Highlights
Unaudited [Millions of Dollars, except Common Share Data]

	For the Quarter Ended June 30				For the Six Months Ended June 30
	2006	2005		%	2006	2005		%
	Amount	Amount	Change	Change	Amount	Amount	Change	Change

Balance Sheet Assets - End of Period	$167,380.0	$119,014.5	$48,365.5	40.6%	$167,380.0	$119,014.5	$48,365.5	40.6%

Shareholders' Equity
Beg of period (including AOCI)	$6,338.2	$6,043.0	$295.3		$6,384.4	$6,175.6	$208.8
End of period (including AOCI)	11,404.8	6,363.5	5,041.3		11,404.8	6,363.5	5,041.3
End of period (excluding AOCI)	11,439.8	5,448.4	5,991.5		11,439.8	5,448.4	5,991.5
Average equity (excluding AOCI)	11,311.3	5,407.1	5,904.2		8,633.1	5,356.2	3,276.9

Return on Equity
Net income/average equity (excluding AOCI)	12.3%	14.6%			13.2%	14.1%
Inc from operations/average equity (excluding AOCI)	12.4%	15.1%			13.3%	14.0%

Return on Capital
Inc from operations/average capital	10.1%	12.5%			11.0%	11.7%

Common Stock Outstanding
Average for the period - diluted	282.6	175.4	107.3	61.2%	230.5	175.8	54.7	31.1%
End of period - assuming conv of preferreds	281.8	172.6	109.2	63.2%	281.8	172.6	109.2	63.2%
End of period - diluted	285.0	174.8	110.1	63.0%	285.0	174.8	110.1	63.0%

Book value (including AOCI)	$40.48	$36.87	$3.61	9.8%	$40.48	$36.87	$3.61	9.8%
Book value (excluding AOCI)	$40.60	$31.56	$9.04	28.6%	$40.60	$31.56	$9.04	28.6%

Cash Returned to Shareholders
Share repurchase - dollar amount	$502.6	$69.0	$433.6		$502.6	$103.6	$399.0
Dividends declared to shareholders	147.4	63.6	83.9		214.9	127.3	87.6
Total Cash Returned to Shareholders	$650.0	$132.6	$517.5		$717.5	$230.9	$486.6

Share repurchase - number of shares	8.060	1.576	6.484		8.060	2.331	5.729
Dividend declared on common stock - per share	$0.380	$0.365	$0.015	4.1%	$0.760	$0.730	$0.030	4.1%
Dividend payout ratio (1)	30.9%	32.3%			30.7%	34.1%
Annualized yield (2)	2.7%	3.1%			2.7%	3.1%

Comprehensive Income (Loss)
Net income	$349.0	$197.9			$570.2	$376.8
Net unrealized gains (losses) on securities	(371.7)	268.4			(648.1)	28.4
Gains (losses) on derivatives	16.4	4.2			44.2	(2.2)
Foreign currency translation	38.8	(37.1)			45.1	(44.9)
Minimum pension liability adjustment	(3.5)	2.6			(4.0)	3.2
Comprehensive Income	$29.0	$435.9			$7.3	$361.3

Ratios:
Debt to total capitalization (3)	22.1%	22.3%			22.1%	22.3%
Debt to equity (3)	28.5%	28.7%			28.5%	28.7%

Ratings as of August 1, 2006:	A.M.			Standard
	Best	Fitch	Moody's	& Poors

Senior Debt Ratings:	a	A	A3	A+

Financial Strength Ratings:
Lincoln National Life Insurance Company	A+	AA	Aa3	AA
First Penn-Pacific Life Insurance Company	A+	AA	A1	AA-
Lincoln Life & Annuity Company of New York	A+	AA	Aa3	AA
Jefferson-Pilot Life Insurance Company	A+	AA	Aa3	AA
Jefferson-Pilot Financial Insurance Company	A+	AA	Aa3	AA
Jefferson-Pilot LifeAmerica Insurance Company	A+	AA	N/R	AA

[1] Indicated dividend divided by net income
[2] Indicated dividend divided by the closing price
[3] Equity used in calculation excludes accumulated other comprehensive income (loss). Capital securities are considered 25% debt and 75% equity. The calculation for the second quarter of 2006 includes adjustments to beginning equity for stock issued in connection with the April 3, 2006 merger with Jefferson-Pilot Corporation ("JP") and the accelerated stock repurchase transaction.

6/30/06									PAGE 4
Combined Production Data (1)
Unaudited [in Billions]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Individual Markets
Individual Life Insurance
Sales by Product (millions)
Universal Life
Excluding MoneyGuard	$102.0	$118.8	$117.2	$83.4	$97.5	-4.4%	$186.9	$180.9	-3.2%
MoneyGuard	8.0	9.1	9.4	7.7	7.5	-6.3%	15.4	15.2	-1.3%
Total	110.0	127.9	126.5	91.1	105.0	-4.5%	202.3	196.1	-3.1%
Variable universal life	17.1	14.5	20.6	16.4	15.7	-8.2%	35.4	32.1	-9.3%
Whole life	0.7	0.8	0.9	1.2	0.4	-42.9%	2.1	1.6	-23.8%
Term	10.2	10.0	10.7	11.2	11.3	10.8%	20.8	22.5	8.2%
Total Sales by Product	$138.0	$153.2	$158.7	$120.0	$132.3	-4.1%	$260.5	$252.3	-3.1%

Individual Annuity Deposits
Fixed	$0.634	$0.600	$0.567	$0.560	$0.644	1.6%	$1.178	$1.205	2.3%
Variable	1.339	1.424	1.533	1.680	1.877	40.2%	2.639	3.557	34.8%
Equity indexed annuities	0.218	0.197	0.178	0.173	0.228	4.6%	0.412	0.401	-2.7%
Total Individual Markets - Annuities	$2.191	$2.221	$2.278	$2.413	$2.750	25.5%	$4.229	$5.163	22.1%

Employer Markets
Retirement Products
Fixed	$0.286	$0.259	$0.230	$0.257	$0.226	-21.0%	$0.583	$0.483	-17.2%
Variable	0.524	0.553	0.615	0.666	0.599	14.3%	1.086	1.265	16.5%
	0.810	0.812	0.845	0.923	0.825	1.9%	1.669	1.748	4.7%
Alliance Mutual Funds Deposits	0.222	0.200	0.223	0.318	0.204	-8.1%	0.643	0.522	-18.8%
Total Annuity and Alliance Mutual Funds	$1.032	$1.012	$1.068	$1.241	$1.029	-0.3%	$2.313	$2.270	-1.9%

Benefit Partners
Annualized Sales (millions)
Life	$15.6	$19.3	$29.4	$23.6	$15.3	-1.9%	$37.9	$38.9	2.6%
Disability	27.2	30.5	44.5	34.2	22.9	-15.8%	66.0	57.1	-13.5%
Dental	9.4	8.0	6.9	6.2	7.1	-24.5%	18.9	13.3	-29.6%

Executive Benefits
COLI/BOLI sales (millions)	$5.4	$16.4	$12.7	$17.5	$17.2	218.5%	$23.2	$34.7	49.6%

Investment Management
Sales and Inflows
Retail
Annuities	$0.701	$0.642	$0.713	$0.885	$0.869	24.0%	$1.414	$1.754	24.0%
Mutual funds	1.487	1.331	1.657	1.329	1.370	-7.9%	3.007	2.699	-10.2%
Managed accounts & other	2.146	1.599	1.260	1.806	1.043	-51.4%	3.479	2.849	-18.1%
	4.334	3.572	3.629	4.019	3.282	-24.3%	7.900	7.302	-7.6%
Institutional	6.110	3.166	4.833	5.044	2.764	-54.8%	8.303	7.808	-6.0%
Total Sales and Inflows	$10.444	$6.738	$8.462	$9.063	$6.046	-42.1%	$16.203	$15.110	-6.7%

Total Annuity & Alliance
Mutual Fund Deposits
Fixed Annuities
Individual	$0.852	$0.797	$0.745	$0.733	$0.872	2.3%	$1.590	$1.605	0.9%
Employer Markets	0.286	0.259	0.230	0.257	0.226	-21.0%	0.583	0.483	-17.2%
	1.138	1.056	0.975	0.990	1.098	-3.5%	2.173	2.088	-3.9%
Variable Annuities
Individual	1.339	1.424	1.533	1.680	1.877	40.2%	2.639	3.557	34.8%
Employer Markets	0.524	0.553	0.615	0.666	0.599	14.3%	1.086	1.265	16.5%
	1.863	1.977	2.148	2.346	2.477	33.0%	3.725	4.823	29.5%
Total Annuities	3.001	3.033	3.123	3.336	3.575	19.1%	5.898	6.911	17.2%
Alliance Mutual Funds	0.222	0.200	0.223	0.318	0.204	-8.1%	0.643	0.522	-18.8%
Total Annuity and Alliance Mutual Funds	$3.223	$3.233	$3.346	$3.654	$3.779	17.3%	$6.542	$7.432	13.6%

(1) This schedule combines the previously reported data for LNC and JP and does not reflect any adjustments that may have resulted had the merger been completed prior to the periods presented.

6/30/2006									PAGE 5
Consolidated Expense Detail
Unaudited (In Millions)

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change

Commissions	$167.3	$182.2	$183.3	$186.9	$344.2	105.7%	$316.7	$531.1	67.7%

General and administrative expenses:
General and administrative expenses	357.1	383.3	369.9	331.9	420.3	17.7%	686.5	752.2	9.6%
Merger-related expenses	-	-	-	-	7.4	NM	-	7.4	NM
Total general and administrative expenses	357.1	383.3	369.9	331.9	427.7	19.8%	686.5	759.6	10.6%

Restructuring charges	23.2	2.7	1.5	0.3	9.6	-58.6%	25.1	9.9	-60.6%
Taxes, licenses and fees	24.4	21.4	17.3	33.3	47.3	93.9%	56.8	80.6	41.9%
Interest	21.8	21.4	21.8	21.5	65.0	198.2%	44.0	86.5	96.6%
Total commissions and expenses incurred	593.8	611.0	593.8	573.9	893.9	50.5%	1,129.1	1,467.8	30.0%

Less: commissions and expenses capitalized	(224.0)	(239.3)	(263.0)	(244.5)	(391.6)	-74.8%	(435.4)	(636.1)	-46.1%

Amortization:
DAC/VOBA Amortization	142.3	99.1	144.8	165.0	222.2	56.1%	296.8	387.2	30.5%
Amortization of intangibles	1.9	2.0	2.0	2.0	5.6	194.7%	3.8	7.6	100.0%
Total amortization	144.2	101.1	146.8	167.0	227.7	57.9%	300.6	394.7	31.3%

Broker/Dealer Commissions	32.5	29.9	31.2	28.8	51.9	59.7%	62.2	80.7	29.7%

Total	$546.5	$502.8	$508.8	$525.1	$781.9	43.1%	$1,056.5	$1,307.0	23.7%

General & administrative expenses - basis
points on assets - Annualized	121	127	120	105	102	(19)	117	104	(13)

Merger-related expenses: (1)
Severance and employee-related charges	$-	$-	$-	$-	$12.8	NM	$-	$12.8	NM
Systems integration and related expenses	-	-	-	-	0.8	NM	-	0.8	NM
Other expenses	-	-	-	-	3.1	NM	-	3.1	NM
Total Merger-related expenses	$-	$-	$-	$-	$16.7	NM	$-	$16.7	NM

(1) Represents merger-related expenses included in general and administrative expenses and restructuring charges.

6/30/2006									PAGE 6
Operating Results Summary
Unaudited [Millions of Dollars, except Common Share Data]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Revenue
Individual Life Insurance	$475.4	$458.5	$501.1	$500.6	$901.4	89.6%	$951.0	$1,402.0	47.4%
Individual Annuities	348.2	362.4	372.1	374.8	552.6	58.7%	688.0	927.4	34.8%
Individual Markets	823.6	820.9	873.2	875.4	1,454.0	76.5%	1,639.0	2,329.4	42.1%
Retirement Products	234.3	238.7	241.2	249.2	248.9	6.2%	467.6	498.1	6.5%
Benefit Partners	-	-	-	-	354.9	NM	-	354.9	NM
Executive Benefits & Other	53.2	59.4	61.6	57.2	101.2	90.2%	106.3	158.4	49.0%
Employer Markets	287.5	298.1	302.8	306.4	704.9	145.2%	573.9	1,011.3	76.2%
Investment Management	114.4	123.2	127.9	139.5	134.7	17.7%	224.2	274.3	22.3%
Lincoln UK	78.4	102.8	62.5	69.5	81.4	3.8%	153.0	150.9	-1.4%
Lincoln Financial Media	-	-	-	-	57.7	NM	-	57.7	NM
Other Operations	79.2	45.9	28.9	31.7	67.6	-14.6%	100.4	99.3	-1.1%
Total Operating Revenue	1,383.2	1,391.0	1,395.4	1,422.5	2,500.3	80.8%	2,690.7	3,922.8	45.8%

Realized gains (losses) on investments and derivatives	(4.0)	(1.6)	(9.3)	(6.9)	(6.7)	-67.5%	(11.2)	(13.6)	-21.4%
Net gain (loss) on reinsurance
derivative/trading account securities	(5.1)	5.3	-	5.9	1.8	NM	(0.7)	7.7	NM
Gain on sale of subsidiaries/ businesses	-	-	-	-	-	NM	14.2	-	NM
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3		0.6	0.6
Total Revenue	$1,374.4	$1,395.0	$1,386.4	$1,421.8	$2,495.6	81.6%	$2,693.6	$3,917.4	45.4%

Income from Operations (1)
Individual Life Insurance	$62.6	$64.9	$73.8	$69.0	$147.1	135.0%	$120.8	$216.1	78.9%
Individual Annuities	52.5	79.0	70.9	66.4	89.0	69.5%	102.1	155.5	52.3%
Individual Markets	115.1	144.0	144.7	135.4	236.1	105.1%	222.8	371.6	66.8%
Retirement Products	45.3	53.4	45.2	52.4	54.3	19.9%	88.5	106.8	20.7%
Benefit Partners	-	-	-	-	37.0	NM	-	37.0	NM
Executive Benefits & Other	4.3	2.4	9.5	7.5	16.2	276.7%	7.7	23.8	209.1%
Employer Markets	49.6	55.8	54.7	60.0	107.6	116.9%	96.2	167.6	74.2%
Investment Management	(1.4)	4.9	9.0	15.3	12.0	NM	3.1	27.3	NM
Lincoln UK	10.3	9.6	13.5	10.7	9.9	-3.9%	20.2	20.6	2.0%
Lincoln Financial Media	-	-	-	-	11.9	NM	-	11.9	NM
Other Operations	30.1	12.1	9.5	0.1	(26.1)	NM	32.5	(26.0)	NM
Income from Operations (1)	203.6	226.3	231.4	221.6	351.4	72.6%	374.9	573.0	52.8%

Realized gains (losses) on investments and derivatives	(2.7)	(1.1)	(6.1)	(4.4)	(3.8)	-40.7%	(7.4)	(8.2)	-10.8%
Net gain (loss) on reinsurance
derivative/trading account securities	(3.3)	3.5	-	3.8	1.2	NM	(0.5)	5.0	NM
Gain on sale of subsidiaries/ businesses	-	-	-	-	-	NM	9.3	-	-100.0%
Reserve development/ amortization of related deferred gain	0.2	0.2	0.2	0.2	0.2		0.4	0.4
Loss on early retirement of debt	-	-	-	-	-	NM	-	-	NM
Net Income	$197.9	$228.8	$225.4	$221.2	$349.0	76.4%	$376.8	$570.2	51.3%

OTHER DATA
	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun		Jun	Jun
	2005	2005	2005	2006	2006		2005	2006
Shareholders' Equity
Beg of period (including AOCI)	$6,042.9	$6,363.5	$6,284.4	$6,384.4	$6,338.2		$6,175.6	$6,338.2
End of period (including AOCI)	6,363.5	6,284.4	6,384.4	6,338.2	11,404.8		6,363.5	11,404.8
End of period (excluding AOCI)	5,448.3	5,663.5	5,856.6	6,053.2	11,439.8		5,448.3	11,439.8
Average equity (excluding AOCI) (2)	5,407.1	5,555.9	5,760.0	5,954.9	11,311.3		5,356.2	8,633.1

Common Shares Outstanding
Average for the period - diluted	175.4	175.8	176.6	177.9	282.6		175.4	230.5
End of period - diluted	174.8	176.3	176.9	178.5	285.0		174.8	285.0

Per Share Data (Diluted)
Net Income	$1.13	$1.30	$1.28	$1.24	$1.23		$2.14	$2.47
Income from Operations (1)	1.16	1.29	1.31	1.25	1.24		2.13	2.48

Shareholders' Equity Per Share
Shareholders' Equity (including AOCI)	$36.86	$36.23	$36.69	$35.99	$40.48		$36.86	$40.48
Shareholders' Equity (excluding AOCI)	31.56	32.65	33.66	34.37	40.60		31.56	40.60
Dividends declared (Common Stock)	0.365	0.365	0.380	0.380	0.380		0.730	0.760

Return on Equity
Net Income/Average Equity	14.6%	16.5%	15.7%	14.9%	12.3%		14.1%	13.2%
Inc from Operations/Average Equity	15.1%	16.3%	16.1%	14.9%	12.4%		14.0%	13.3%

Market Value of Common Stock
Highest price	$47.77	$52.42	$54.41	$57.97	$60.52		$49.42	$60.52
Lowest price	41.59	46.59	46.94	52.00	54.30		41.59	52.00
Closing price	$46.92	$52.02	$53.03	$54.59	$56.44		$46.92	$56.44

(1) Income from operations includes after-tax restructuring charges of $1.3 million, or 1 cent per share, for the first quarter of 2005; $15.0 million, or 9 cents per share, for the second quarter of 2005; $1.8 million, or 1 cent per share, for the third quarter of 2005; $1.1 million, or 1 cent per share, for the fourth quarter of 2005; $0.2 million, or  -0- cents per share, for the first quarter of 2006, and $6.2 million, or 2 cents per share, for the second quarter of 2006.

(2) Average equity was adjusted to reflect the merger with Jefferson-Pilot effective April 3, 2006.

6/30/2006									PAGE 7

Consolidated Statements of Income
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Revenue
Premiums	$72.6	$83.1	$82.4	$78.4	$454.3	NM	$143.0	$532.7	272.5%
Surrender charges	16.5	18.6	18.0	18.7	27.3	65.5%	36.7	46.0	25.3%
Mortality assessments	142.1	138.8	145.1	146.2	294.7	107.4%	284.4	440.9	55.0%
Expense assessments	267.4	290.8	294.1	309.5	367.6	37.5%	525.1	677.1	28.9%
Investment advisory fees	62.0	67.9	70.9	77.8	81.2	31.0%	117.0	159.0	35.9%
Communications revenue	-	-	-	-	57.5	NM	-	57.5	NM
Net investment income	703.7	670.9	668.2	678.4	1,068.2	51.8%	1,363.5	1,746.6	28.1%
Other revenue and fees	100.0	101.8	97.6	94.8	130.7	30.7%	183.1	225.5	23.2%
Amortization of deferred gain	18.9	18.9	18.9	18.8	18.8	-0.5%	37.9	37.5	-1.1%
Amortization of deferred gain-reserve development	0.3	0.3	0.3	0.3	0.3		0.6	0.6
Realized gains (losses)	(9.1)	3.7	(9.3)	(1.0)	(5.0)	45.1%	2.3	(6.0)	NM
Total Revenue	1,374.4	1,395.0	1,386.3	1,421.8	2,495.6	81.6%	2,693.4	3,917.4	45.4%

Benefits and Expenses
Insurance benefits	209.7	206.7	198.0	200.4	589.3	181.0%	400.8	789.7	97.0%
Interest credited to contractholder funds	380.1	382.6	383.4	381.3	589.3	55.0%	760.2	970.6	27.7%
Communications expenses	-	-	-	-	29.8	NM	-	29.8	NM
Operating and acquisition expenses	500.4	460.0	469.7	470.3	669.5	33.8%	955.8	1,139.8	19.3%
Taxes, licenses and fees	24.4	21.4	17.3	33.3	47.3	93.9%	56.8	80.6	41.9%
Interest and debt expense	21.8	21.4	21.8	21.5	65.0	198.2%	44.0	86.5	96.6%
Total Benefits and Expenses	1,136.4	1,092.1	1,090.2	1,106.8	1,990.3	75.1%	2,217.6	3,097.1	39.7%

Income Before Federal Income Tax	237.9	302.8	296.1	315.0	505.3	112.4%	475.7	820.3	72.4%

Federal income taxes	40.1	74.0	70.6	93.9	156.3	289.8%	99.0	250.2	152.7%
Net Income	$197.9	$228.8	$225.4	$221.2	$349.0	76.4%	$376.8	$570.1	51.3%

Roll Forward of Deferred Acquisition Costs	Three Months Ended						Six Months Ended
& Value of Business Acquired	Jun	Sep	Dec	Mar	Jun		Jun	Jun
	2005	2005	2005	2006	2006		2005	2006
Balance at beginning of period	$4,841.0	$4,657.4	$4,989.1	$5,163.3	$5,433.8		$4,590.3	$5,163.3
Deferral	224.0	239.3	263.0	244.5	391.6		435.4	636.1
Amortization	(142.3)	(99.1)	(144.8)	(165.0)	(222.2)		(296.8)	(387.2)
Included in Total Benefits and Expenses	81.7	140.1	118.2	79.6	169.4		138.6	249.0
Adjustment related to realized (gains) losses
on available-for-sale securities	(14.3)	(13.8)	(8.7)	(10.9)	(18.9)		(26.0)	(29.8)
Adjustment related to unrealized (gains) losses
on available-for-sale securities	(204.8)	217.4	84.7	194.2	221.5		10.9	415.7
Foreign currency translation adjustment	(46.2)	(12.1)	(20.0)	7.7	48.3		(56.4)	56.1
Business acquired	-	-	-	-	2,474.2		-	2,474.2
Balance at end of period	$4,657.4	$4,989.1	$5,163.3	$5,433.8	$8,328.4		$4,657.4	$8,328.4

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$811.4	$792.5	$786.9	$795.7	$805.8		$814.2	$795.7
Deferral	31.0	30.2	33.2	31.1	32.7		61.5	63.8
Amortization	(26.7)	(29.8)	(15.0)	(24.7)	(28.7)		(54.7)	(53.4)
Included in Expense Assessments	4.4	0.4	18.2	6.4	4.0		6.8	10.4
Foreign currency translation adjustment	(23.3)	(5.9)	(9.5)	3.8	23.6		(28.5)	27.4
Balance at end of period	$792.5	$786.9	$795.7	$805.8	$833.3		$792.5	$833.5

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$94.9	$106.6	$118.1	$129.4	$139.9		$85.5	$129.4
Deferral	15.5	15.1	15.6	15.7	19.9		28.8	35.6
Amortization	(3.8)	(3.6)	(4.4)	(5.2)	(5.2)		(7.7)	(10.4)
Included in Income from Operations	11.7	11.5	11.3	10.5	14.7		21.1	25.2
Balance at end of period	$106.6	$118.1	$129.4	$139.9	$154.6		$106.6	$154.6

6/30/2006										PAGE 8

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended June 30, 2006

	Individual Markets		Employer Markets
					Executive	Invest- ment		Lincoln		Consolid- ating
			Retirement	Benefit	Benefits	Manage-	Lincoln	Financial	Other	Adjust-	Consolid-
	Life	Annuities	Products	Partners	& Other	ment	UK	Media	Operations	ments	ated

Operating Revenue
Premiums	$89.9	$15.3	$-	$328.9	$0.0	$-	$19.9	$-	$0.3	$-	$454.3
Surrender charges	15.5	9.6	2.1	-	0.0	-	-	-	-	-	27.3
Mortality assessments	277.3	-	-	-	8.5	-	8.9	-	(0.0)	-	294.7
Expense assessments	90.6	182.7	54.7	-	4.9	-	34.7	-	0.0	-	367.6
Investment advisory fees	-	-	-	-	-	104.6	-	-	-	(23.5)	81.2
Communications revenue	-	-	-	-	-	-	-	57.5	-	-	57.5
Net investment income	415.9	263.2	187.5	25.1	86.5	-	17.8	0.2	72.2	(0.2)	1,068.2
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.8	-	18.8
Other revenue and fees	12.2	81.8	4.6	0.8	1.3	30.0	0.0	-	5.2	(5.3)	130.7
Total Operating Revenue	901.4	552.6	248.9	354.9	101.2	134.7	81.4	57.7	96.5	(28.9)	2,500.3

Operating Expenses
Insurance benefits	256.0	45.3	0.0	226.0	30.4	-	27.5	-	4.1	-	589.3
Interest credited to contractholder funds	241.5	168.8	102.4	-	40.2	-	-	-	36.5	-	589.3
Communications expenses	-	-	-	-	-	-	-	29.8	-	-	29.8
Operating and acquisition expenses	155.4	212.0	66.7	64.0	5.9	114.0	38.9	7.7	33.9	(28.9)	669.5
Taxes, licenses and fees	27.5	4.6	2.8	8.0	1.3	2.4	-	-	0.6	0.0	47.3
Interest	0.0	0.2	0.0	-	-	-	-	0.5	64.3	-	65.0
Total Operating Expenses	680.4	431.0	171.9	297.9	77.7	116.4	66.3	38.1	139.5	(28.9)	1,990.3

Income (Loss) from Operations before Federal income taxes	221.0	121.5	77.0	56.9	23.5	18.3	15.1	19.6	(43.1)	-	510.0

Federal income taxes	73.9	32.5	22.7	19.9	7.3	6.3	5.2	7.7	(17.0)	-	158.5

Income from Operations	$147.1	$89.0	$54.3	$37.0	$16.2	$12.0	$9.9	$11.9	$(26.1)	$-	$351.4

6/30/2006											PAGE 9

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
For the Quarter Ended June 30, 2005

	Individual Markets		Employer Markets
					Executive	Invest- ment		Lincoln		Consolid- ating
			Retirement	Benefit	Benefits	Manage-	Lincoln	Financial	Other	Adjust-	Consolid-
	Life	Annuities	Products	Partners	& Other	ment	UK	Media	Operations	ments	ated

Operating Revenue
Premiums	$47.8	$7.3	$-	$-	$0.5	$-	$16.4	$-	$0.6	$-	$72.6
Surrender charges	9.4	5.2	2.2	-	(0.2)	-	-	-	-	-	16.5
Mortality assessments	130.6	-	-	-	2.1	-	9.4	-	-	-	142.1
Expense assessments	49.1	131.7	49.1	-	4.4	-	33.0	-	-	-	267.4
Investment advisory fees	-	-	-	-	-	86.6	-	-	-	(24.6)	62.0
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	227.8	154.8	176.7	-	45.2	-	19.6	-	80.6	(1.0)	703.7
Amortization of deferred gain	-	-	-	-	-	-	-	-	18.9	-	18.9
Other revenue and fees	10.7	49.3	6.3	-	1.2	27.8	-	-	1.2	3.6	100.0
Total Operating Revenue	475.4	348.2	234.3	-	53.2	114.4	78.4	-	101.3	(22.0)	1,383.2

Operating Expenses
Insurance benefits	119.1	31.4	-	-	30.7	-	27.9	-	0.5	-	209.7
Interest credited to contractholder funds	138.0	98.9	100.4	-	9.6	-	-	-	33.2	-	380.1
Communications expenses	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	112.1	148.5	68.1	-	6.6	114.4	34.7	-	37.1	(21.3)	500.4
Taxes, licenses and fees	13.3	4.2	3.1	-	0.9	2.2	-	-	0.8	-	24.4
Interest	-	-	-	-	-	-	-	-	22.6	(0.8)	21.8
Total Operating Expenses	382.5	283.1	171.6	-	47.8	116.6	62.6	-	94.2	(22.0)	1,136.4

Income (Loss) from Operations before Federal income taxes	92.9	65.1	62.7	-	5.3	(2.2)	15.8	-	7.0	0.0	246.8

Federal income taxes	30.3	12.7	17.4	-	1.0	(0.8)	5.6	-	(22.9)	-	43.3

Income from Operations	$62.6	$52.5	$45.3	$-	$4.3	$(1.4)	$10.2	$-	$30.0	$-	$203.6

6/30/2006											PAGE 10

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Six Months Ended June 30, 2006

	Individual Markets		Employer Markets
						Invest-				Consolid-
					Executive	ment		Lincoln		ating
			Retirement	Benefit	Benefits	Manage-	Lincoln	Financial	Other	Adjust-	Consolid-
	Life	Annuities	Products	Partners	& Other	ment	UK	Media	Operations	ments	ated

Operating Revenue
Premiums	$141.0	$24.6	$-	$328.9	$1.1	$-	$36.5	$-	$0.6	$-	$532.7
Surrender charges	25.8	15.8	4.4	-	0.0	-	-	-	-	-	46.0
Mortality assessments	413.0	-	-	-	11.3	-	16.7	-	(0.0)	-	440.9
Expense assessments	144.9	350.8	110.3	-	8.2	-	62.7	-	0.3	-	677.1
Investment advisory fees	-	-	-	-	-	207.5	-	-	-	(48.5)	159.0
Communications revenue	-	-	-	-	-	-	-	57.5	-	-	57.5
Net investment income	655.4	411.1	373.2	25.1	135.2	-	34.9	0.2	112.3	(0.9)	1,746.6
Amortization of deferred gain	-	-	-	-	-	-	-	-	37.5	-	37.5
Other revenue and fees	21.9	125.1	10.2	0.8	2.7	66.7	0.1	-	6.4	(8.4)	225.5
Total Operating Revenue	1,402.0	927.4	498.1	354.9	158.4	274.3	150.9	57.7	157.1	(57.8)	3,922.8

Operating Expenses
Insurance benefits	376.3	65.7	0.0	226.0	63.2	-	52.9	-	5.8	-	789.7
Interest credited to contractholder funds	383.7	263.9	203.1	-	49.4	-	-	-	70.4	-	970.6
Communications expenses	-	-	-	-	-	-	-	29.8	-	-	29.8
Operating and acquisition expenses	271.9	379.2	137.0	64.0	9.4	225.3	66.5	7.7	36.3	(57.3)	1,139.8
Taxes, licenses and fees	43.9	10.1	5.8	8.0	2.4	7.2	-	-	3.4	0.0	80.6
Interest	0.0	0.2	0.0	-	-	-	-	0.5	86.3	(0.5)	86.5
Total Operating Expenses	1,075.7	719.1	345.9	297.9	124.3	232.5	119.3	38.1	202.2	(57.8)	3,097.1

Income (Loss) from Operations before Federal income taxes	326.3	208.3	152.2	56.9	34.0	41.8	31.6	19.6	(45.1)	-	825.7

Federal income taxes	110.2	52.8	45.4	19.9	10.3	14.5	11.0	7.7	(19.1)	-	252.7

Income from Operations	$216.1	$155.5	$106.8	$37.0	$23.8	$27.3	$20.6	$11.9	$(26.0)	$-	$573.0

6/30/2006											PAGE 11

Consolidating Statements of Income from Operations
Unaudited [Millions of Dollars]
Six Months Ended June 30, 2005

	Individual Markets		Employer Markets
						Invest-				Consolid-
					Executive	ment		Lincoln		ating
			Retirement	Benefit	Benefits	Manage-	Lincoln	Financial	Other	Adjust-	Consolid-
	Life	Annuities	Products	Partners	& Other	ment	UK	Media	Operations	ments	ated

Operating Revenue
Premiums	$93.3	$17.9	$-	$-	$0.5	$-	$31.0	$-	$0.3	$-	$143.0
Surrender charges	21.4	10.5	5.1	-	(0.2)	-	-	-	-	-	36.7
Mortality assessments	261.7	-	-	-	4.3	-	18.4	-	-	-	284.4
Expense assessments	99.2	256.2	97.1	-	8.8	-	63.6	-	-	-	525.1
Investment advisory fees	-	-	-	-	-	166.4	-	-	-	(49.4)	117.0
Communications revenue	-	-	-	-	-	-	-	-	-	-	-
Net investment income	451.7	311.7	352.7	-	90.5	-	39.9	-	118.8	(2.0)	1,363.5
Amortization of deferred gain	-	-	-	-	-	-	-	-	37.9	-	37.9
Other revenue and fees	23.6	91.7	12.7	-	2.5	57.8	0.1	-	2.4	(7.5)	183.1
Total Operating Revenue	951.0	688.0	467.6	-	106.3	224.2	153.0	-	159.4	(58.9)	2,690.7

Operating Expenses
Insurance benefits	232.9	52.6	-	-	62.5	-	53.0	-	(0.2)	-	400.8
Interest credited to contractholder funds	276.9	199.0	200.1	-	18.9	-	-	-	65.3	-	760.2
Communications expenses	-	-	-	-	-	-	-	-	-	-	-
Operating and acquisition expenses	232.7	299.7	137.8	-	13.5	214.3	68.7	-	46.6	(57.4)	955.8
Taxes, licenses and fees	29.3	10.2	7.3	-	1.9	5.3	-	-	2.6	-	56.8
Interest	-	-	-	-	-	-	-	-	45.5	(1.5)	44.0
Total Operating Expenses	771.8	561.5	345.1	-	96.9	219.6	121.8	-	159.8	(58.9)	2,217.6

Income (Loss) from Operations before Federal income taxes	179.2	126.5	122.5	-	9.4	4.6	31.2	-	(0.4)	-	473.0

Federal income taxes	58.4	24.4	34.0	-	1.8	1.5	11.0	-	(32.9)	-	98.1

Income from Operations	$120.8	$102.1	$88.5	$-	$7.7	$3.1	$20.2	$-	$32.5	$-	$374.9

6/30/2006					PAGE 12
Consolidated Balance Sheet
Unaudited [Millions of Dollars, except Common Share Data]

	Jun	Sep	Dec	Mar	Jun
	2005	2005	2005	2006	2006
ASSETS

Investments
Corporate bonds	$26,757.7	$26,453.6	$25,860.7	$25,418.0	$43,881.6
U.S. government bonds	174.4	158.3	161.8	173.4	287.6
Foreign government bonds	1,248.0	1,195.0	1,203.3	1,169.7	1,188.0
Mortgage backed securities	6,503.0	6,237.1	5,951.2	5,868.8	8,370.3
State and municipal bonds	160.8	157.9	128.8	126.0	166.5
Preferred stocks - redeemable	131.2	123.0	137.4	136.9	130.1
Common stocks	64.2	62.2	55.9	61.0	458.8
Preferred stocks-equity	90.3	89.4	88.8	115.0	119.7
Total AFS Securities	35,129.6	34,476.5	33,587.9	33,068.8	54,602.6
Trading securities	3,345.1	3,287.0	3,246.0	3,190.1	3,109.0
Mortgage loans	3,750.6	3,696.2	3,662.6	3,586.2	7,741.2
Real estate	209.8	196.6	182.7	180.4	428.6
Policy loans	1,866.9	1,856.4	1,862.2	1,860.4	2,716.4
Other long-term investments	561.3	572.3	626.9	687.5	1,116.6
Total Investments	44,863.3	44,085.0	43,168.4	42,573.2	69,714.4

Cash and invested cash	1,658.9	1,601.9	2,311.7	1,974.0	1,499.8
Premiums and fees receivable	222.8	332.6	343.2	363.2	343.9
Accrued investment income	537.5	565.2	526.4	532.1	879.0
Amount recoverable from reinsurers	7,241.6	7,211.0	6,926.3	6,899.4	7,967.2
Deferred acquisition costs and VOBA	4,657.4	4,989.0	5,163.2	5,433.7	8,328.4
Goodwill	1,194.8	1,194.6	1,194.2	1,194.4	4,502.6
Other	1,398.3	1,379.5	1,479.3	1,517.7	3,049.6
Assets held in separate accounts	57,240.0	60,811.5	63,746.8	67,984.2	71,095.2
Total Assets	$119,014.5	$122,170.2	$124,859.6	$128,472.0	$167,380.0

LIABILITIES and SHAREHOLDERS' EQUITY

Liabilities
Insurance and Investment Contract Liabilities:
Reserves	$11,035.9	$10,981.4	$10,659.7	$10,657.2	$13,512.1
Unpaid claims	1,116.2	1,038.9	1,042.9	981.3	1,211.7
Premium deposit funds	22,075.8	21,932.7	21,713.3	21,448.6	21,198.4
Policyholders' funds	13,444.7	13,637.9	13,878.8	13,991.5	37,430.3
Total Insurance and Investment Contract Liabilities	47,672.6	47,590.9	47,294.8	47,078.6	73,352.5

Short-term debt	222.5	165.1	119.9	10.6	561.0
Long-term debt - senior notes	1,000.6	999.5	999.0	998.5	2,329.1
Long-term debt - subordinated
Capital securities	-	-	-	-	1,071.8
Junior subordinated debentures issued to
affiliated trusts	338.7	335.9	334.0	332.3	330.5
Embedded derivative - modco	420.3	314.1	292.2	192.0	126.7
Deferred gain on indemnity reinsurance	874.5	855.2	836.0	816.9	797.8
Federal income taxes	160.8	31.5	19.8	-	563.8
Other liabilities	4,721.0	4,782.1	4,832.8	4,720.7	5,746.7
Liabilities related to separate accounts	57,240.0	60,811.5	63,746.8	67,984.2	71,095.2
Total Liabilities	112,651.0	115,885.8	118,475.2	122,133.8	155,975.2

Preferred Stock	0.5	0.5	0.5	0.5	0.5
Capital stock	1,690.2	1,740.2	1,774.6	1,817.5	7,425.7
Retained earnings	3,757.6	3,922.8	4,081.5	4,235.2	4,013.7
Unrealized gains on investments	851.2	569.0	496.6	220.2	(151.5)
Gains - derivatives	11.9	8.9	7.3	35.2	51.5
Foreign currency	109.4	99.6	83.4	89.7	128.5
Minimum pension liability	(57.3)	(56.6)	(59.5)	(60.1)	(63.6)
Total Shareholders' Equity	6,363.5	6,284.4	6,384.4	6,338.2	11,404.8

Total Liabilities
and Shareholders' Equity	$119,014.5	$122,170.2	$124,859.6	$128,472.0	$167,380.0

Shareholders' Equity Per Share	$36.87	$36.23	$36.69	$35.99	$40.48

Book Value, Excluding AOCI	$31.56	$32.65	$33.66	$34.37	$40.60
Common shares outstanding (in millions)	172.6	173.5	174.0	176.1	281.8

6/30/2006										PAGE 13

Balance Sheet Data - Segment Highlights
Unaudited [Millions of Dollars]

	Individual		Employer
	Markets		Markets
As of June 30, 2006	Annuities	Life	Retirement Products	Benefit Partners	Executive Benefits & Other	Investment Management	Lincoln UK	Lincoln Financial Media	Other Operations (1)	Consolidated

Assets
Allocated Investments	$18,450.5	$25,477.9	$11,542.3	$1,285.5	$5,469.1	$-	$1,020.7	$-	$6,468.4	$69,714.4
DAC and VOBA	1,994.4	4,592.2	564.0	121.4	274.1	-	781.7	-	0.7	8,328.4
Goodwill	1,031.5	2,188.4	20.2	278.9	-	260.8	15.3	707.6	-	4,502.6
Other intangibles	154.6	99.0	-	-	-	10.3	-	665.6	-	929.5
Amounts recoverable from reinsurers	956.1	1,739.6	-	29.5	4.0	-	67.6	-	5,170.3	7,967.2
Assets held in separate accounts	41,284.5	4,532.0	16,141.5	-	791.3	-	7,857.0	-	488.9	71,095.2

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	438.0	5,681.5	0.0	1,156.3	1,783.6	-	1,064.3	-	4,592.4	14,716.1
Contractholder funds	19,253.7	22,558.1	11,017.4	15.6	3,690.4	-	413.4	-	1,687.8	58,636.4
Total Insurance and Inv Contract Liabilities	19,691.7	28,239.5	11,017.4	1,171.9	5,474.0	-	1,477.6	-	6,280.3	73,352.5

Allocated capital (2)	3,285.9	7,233.1	936.4	889.7	513.2	338.1	412.2	1,155.2	(3,323.9)	$11,439.9

As of December 31, 2005

Assets
Allocated Investments	$8,104.7	$14,990.3	$13,666.6	$-	$2,879.4	$-	$996.6	$-	$2,530.8	$43,168.4
DAC and VOBA	1,559.3	2,543.9	151.6	-	113.6	-	743.4	-	51.4	5,163.2
Goodwill	43.9	855.1	20.2	-	-	260.8	14.3	-	-	1,194.2
Other intangibles	129.4	-	-	-	-	13.9	-	-	-	143.3
Amounts recoverable from reinsurers	1,085.9	1,270.2	-	-	2.8	-	59.9	-	4,507.5	6,926.3
Assets held in separate accounts	37,903.9	2,482.7	15,243.9	-	796.7	-	7,319.6	-	-	63,746.8

Liabilities and Capital
Insurance and Investment Contract Liabilities:
Insurance policy & claim reserves	445.7	3,562.9	-	-	1,915.9	-	1,013.7	-	4,764.5	11,702.7
Contractholder funds	8,613.7	12,866.3	11,033.4	-	751.4	-	395.0	-	1,932.3	35,592.1
Total Insurance and Inv Contract Liabilities	9,059.4	16,429.2	11,033.4	-	2,667.3	-	1,408.7	-	6,634.4	47,232.4

Allocated capital (2)	1,785.0	3,231.9	978.7	-	346.0	360.0	430.6	-	(1,275.6)	$5,856.6

(1) Includes consolidating adjustments.
(2) Allocated capital is based on internal economic capital models plus certain other items (principally intangibles including DAC and VOBA, goodwill and other items).

6/30/2006									PAGE 14
Individual Markets - Individual Life Insurance
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$47.8	$47.4	$57.7	$51.1	$89.9	88.1%	$93.3	$141.0	51.1%
Surrender charges	9.4	10.9	11.6	10.3	15.5	64.9%	21.4	25.8	20.6%
Mortality assessments	130.6	127.7	135.3	135.6	277.3	112.3%	261.7	413.0	57.8%
Expense assessments	49.1	31.7	58.8	54.3	90.6	84.5%	99.2	144.9	46.1%
Net investment income	227.8	229.5	227.5	239.5	415.9	82.6%	451.7	655.4	45.1%
Other revenue and fees	10.7	11.2	10.3	9.7	12.2	14.0%	23.6	21.9	-7.2%
Total Operating Revenue	475.4	458.5	501.1	500.6	901.4	89.6%	951.0	1,402.0	47.4%

Operating Expenses
Insurance benefits	119.1	109.9	118.6	120.2	256.0	114.9%	232.9	376.3	61.6%
Interest credited to contractholder funds	138.0	140.9	142.1	142.2	241.5	75.0%	276.9	383.7	38.6%
Operating and acquisition expenses	125.4	110.9	130.1	132.8	182.9	45.9%	262.1	315.7	20.5%
Total Operating Expenses	382.5	361.8	390.8	395.3	680.4	77.9%	771.8	1,075.7	39.4%

Income from operations before Federal income taxes	92.9	96.7	110.4	105.3	221.0	137.9%	179.2	326.3	82.1%

Federal income taxes	30.3	31.8	36.5	36.3	73.9	143.9%	58.4	110.2	88.7%

Income from Operations	$62.6	$64.9	$73.8	$69.0	$147.1	135.0%	$120.8	$216.1	78.9%

Effective tax rate	32.6%	32.8%	33.1%	34.5%	33.4%		32.6%	33.8%

Average equity	$3,227.9	$3,212.8	$3,278.0	$3,266.0	$7,051.8		$3,167.6	$5,158.9
Return on average equity	7.8%	8.1%	9.0%	8.5%	8.3%		7.6%	8.4%

Operating and Acquisition Expenses
Commissions	$36.5	$43.4	$50.3	$44.2	$125.4	243.4%	$72.8	$169.6	133.0%
General and administrative expenses	94.5	105.3	105.6	88.9	123.0	30.1%	186.3	211.9	13.7%
Taxes, licenses and fees	13.3	12.4	12.9	16.3	27.5	107.8%	29.3	43.9	49.8%
Total commissions and expenses incurred	144.3	161.1	168.7	149.4	275.9	91.3%	288.4	425.4	47.5%
Less: commissions and expenses capitalized	(85.7)	(94.7)	(113.8)	(90.1)	(199.8)	NM	(165.3)	(289.9)	-75.4%
Amortization of DAC and VOBA	66.9	44.6	75.2	73.6	106.7	59.6%	138.9	180.3	29.8%
Net Operating and Acquisition Expenses	$125.4	$110.9	$130.1	$132.8	$182.9	45.9%	$262.1	$315.7	20.5%

General and administrative expenses -
basis points on account values - Annualized	282	309	304	251	194	(88)	278	214	(64)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$2,425.4	$2,350.0	$2,479.9	$2,543.9	$2,643.8		$2,359.0	$2,543.9
Deferral	85.7	94.7	113.8	90.1	199.8		165.3	289.9
Amortization	(66.9)	(44.6)	(75.2)	(73.6)	(106.7)		(138.9)	(180.3)
Included in Total Operating Expenses	18.9	50.1	38.6	16.6	93.0		26.3	109.6
Adjustment related to realized (gains) losses
on available-for-sale securities	(5.9)	(6.1)	(1.2)	(3.4)	(7.9)		(8.1)	(11.3)
Adjustment related to unrealized
(gains) losses on available-for-sale securities	(88.4)	85.9	26.5	86.7	96.7		(27.3)	183.4
Business acquired					1,766.6		-	1,766.6
Other	(0.1)	0.0	0.1	0.0	-		0.1	0.0
Balance at end of period	$2,350.0	$2,479.9	$2,543.9	$2,643.8	$4,592.2		$2,350.0	$4,592.2

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$312.5	$315.9	$338.5	$342.6	$344.3		$311.1	$342.6
Deferral	20.0	19.0	21.8	19.7	21.4		40.2	41.0
Amortization	(16.7)	3.6	(17.6)	(18.0)	(18.1)		(35.5)	(36.1)
Included in Expense Assessments	3.4	22.6	4.2	1.7	3.2		4.8	4.9
Balance at end of period	$315.9	$338.5	$342.6	$344.3	$347.5		$315.9	$347.5

6/30/2006									PAGE 15
Individual Markets- Individual Life Insurance
Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Sales by Product(Millions)(1)
Universal Life
Excluding MoneyGuard	$47.3	$46.3	$59.6	$41.3	$97.5	106.1%	$85.8	$138.7	61.7%
MoneyGuard	8.0	9.1	9.4	7.7	7.5	-6.3%	15.4	15.2	-1.3%
Total	55.3	55.4	69.0	49.0	105.0	89.9%	101.2	154.0	52.2%
Variable universal life	10.2	9.1	13.4	10.0	15.7	53.9%	19.7	25.7	30.5%
Whole life	0.2	0.4	0.4	0.7	0.4	100.0%	1.0	1.1	10.0%
Term	8.6	8.1	7.9	8.2	11.3	31.4%	17.7	19.5	10.2%
Total	$74.3	$72.9	$90.7	$67.9	$132.3	78.1%	$139.6	$200.3	43.5%

First-Year Paid Premiums (Millions)
Universal Life
Excluding MoneyGuard	$103.6	$102.3	$144.0	$108.2	$261.2	152.1%	$190.0	$369.4	94.4%
MoneyGuard	53.4	60.8	62.5	51.5	50.0	-6.4%	102.8	101.5	-1.3%
Total	157.0	163.1	206.5	159.7	311.2	98.2%	292.8	470.9	60.8%
Variable universal life	23.8	23.4	33.4	27.1	40.5	70.2%	49.7	67.6	36.0%
Whole life	8.3	10.2	14.4	8.3	9.5	14.5%	16.1	17.8	10.6%
Term	9.1	8.6	8.4	8.6	11.5	26.4%	18.9	20.1	6.3%
Total	$198.2	$205.3	$262.7	$203.7	$372.7	88.0%	$377.5	$576.4	52.7%

Life Insurance In-Force (Billions)
Universal life & other	$126.069	$126.976	$128.791	$129.584	$260.945	107.0%	$126.069	$260.945	107.0%
Term insurance	180.659	184.334	187.850	191.825	229.082	26.8%	180.659	229.082	26.8%
Total Life Segment In-Force	$306.727	$311.310	$316.641	$321.409	$490.027	59.8%	$306.727	$490.027	59.8%

(1) Sales for Individual Life Insurance consist of first year commissionable premium for Universal life ("UL"), including Moneyguard, including UL internal replacements, and first year paid premiums for Whole life and Term products.

6/30/2006									PAGE 16
Individual Markets - Individual Life Insurance
Account Value Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Interest Sensitive Life-Balance Beginning-of-Period	$11.325	$11.443	$11.591	$11.809	$11.913	5.2%	$11.232	$11.809	5.1%
Business acquired	-	-	-	-	9.150	NM	-	9.150	NM
Deposits	0.390	0.415	0.499	0.401	0.799	104.9%	0.771	1.201	55.8%
Withdrawals & deaths	(0.166)	(0.161)	(0.160)	(0.182)	(0.317)	-91.0%	(0.354)	(0.499)	-41.0%
Net flows	0.223	0.253	0.339	0.219	0.482	116.1%	0.417	0.701	68.1%
Policyholder assessments	(0.239)	(0.242)	(0.257)	(0.250)	(0.493)	NM	(0.477)	(0.743)	-55.8%
Interest credited	0.134	0.136	0.136	0.135	0.233	73.9%	0.272	0.368	35.3%
Interest Sensitive Life-Balance End-of-Period (1)	$11.443	$11.591	$11.809	$11.913	$21.285	86.0%	$11.443	$21.285	86.0%

Variable Universal Life-Balance Beginning of Period	$2.003	$2.053	$2.154	$2.242	$2.355	17.6%	$2.028	$2.242	10.6%
Business acquired	-	-	-	-	1.918	NM	-	1.918	NM
Deposits	0.081	0.082	0.097	0.087	0.224	176.5%	0.167	0.311	86.2%
Withdrawals & deaths	(0.041)	(0.041)	(0.036)	(0.049)	(0.158)	NM	(0.084)	(0.207)	NM
Net flows	0.040	0.041	0.061	0.038	0.066	65.0%	0.083	0.103	24.1%
Policyholder assessments	(0.042)	(0.043)	(0.044)	(0.044)	(0.077)	-83.3%	(0.084)	(0.121)	-44.0%
Investment income and change in market value	0.052	0.103	0.071	0.119	(0.068)	NM	0.027	0.051	88.9%
Variable Universal Life - Balance End-of-Period	$2.053	$2.154	$2.242	$2.355	$4.194	104.3%	$2.053	$4.194	104.3%

Total Segment- Life Insurance Account Value Rollforward
Balance Beginning-of-Period	$13.328	$13.496	$13.745	$14.051	$14.268	7.1%	$13.259	$14.051	6.0%
Business acquired	-	-	-	-	11.068	NM	-	11.068	NM
Deposits	0.470	0.497	0.596	0.488	1.023	117.7%	0.938	1.511	61.1%
Withdrawals & deaths	(0.207)	(0.202)	(0.196)	(0.231)	(0.476)	NM	(0.438)	(0.706)	-61.2%
Net flows	0.263	0.295	0.400	0.257	0.548	108.4%	0.500	0.805	61.0%
Policyholder assessments	(0.281)	(0.285)	(0.301)	(0.294)	(0.571)	NM	(0.561)	(0.864)	-54.0%
Investment income and change in market value	0.187	0.239	0.206	0.254	0.165	-11.8%	0.298	0.420	40.9%
Total Segment -Balance End-of-Period	$13.496	$13.745	$14.051	$14.268	$25.479	88.8%	$13.496	$25.479	88.8%

Life Product Spread Information (2)
						Change			Change
Interest Sensitive Products						(Basis Points)			(Basis Points)
Net investment income (3) (4)	6.38%	6.35%	6.26%	6.48%	6.22%	(16)	6.34%	6.31%	(3)
Interest credited to policyholders	4.65%	4.70%	4.66%	4.60%	4.46%	(19)	4.69%	4.51%	(18)
Spread (3)(4)	1.74%	1.65%	1.60%	1.88%	1.76%	2	1.65%	1.79%	14

Traditional Products
Net investment income (3)	6.59%	6.62%	6.42%	6.72%	6.59%	-	6.59%	6.65%	6

(1) Includes universal life, interest sensitive life, and the fixed investment option of VUL products.
(2) Interest Sensitive Products - For the life products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on life products divided by average fixed account values. Traditional Products - the yield on earning assets is calculated as net investment income on traditional investment portfolios divided by average earning assets. As of June 30, 2006, interest sensitive products represented 80% of total interest sensitive and traditional earning assets.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread for interest sensitive products was 13 bps in the 2nd quarter of 2006, 7 bps in the 1st quarter of 2006, 8 bps in the 4th quarter of 2005, 4 bps in the 3rd quarter of 2005, and 12 bps in the 2nd quarter of 2005.  The impact was 12 basis points for the first six months of 2006 and 6 basis points for the first six months of 2005. There was an impact on traditional products of 14 bps in the 2nd quarter of 2006, 15 bps in the 1st quarter of 2006, 0 bps in the 4th quarter of 2005, 20 bps in the 3rd quarter of 2005 and 11 bps in the 2nd quarter of 2005. The impact was 15 basis points for the first six months of 2006 and 11 basis points for the first six months of 2005.

(4) The net investment income and spread for the first quarter of 2006 includes 17 basis points of incremental yield from special investments.

6/30/2006									PAGE 17
Individual Markets - Individual Annuities
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$7.3	$10.7	$8.5	$9.3	$15.3	109.6%	$17.9	$24.6	37.3%
Surrender charges	5.2	5.0	4.4	6.2	9.6	84.6%	10.5	15.8	50.6%
Expense assessments	131.7	147.7	155.5	168.0	182.7	38.7%	256.2	350.8	36.9%
Net investment income	154.8	151.7	150.4	148.0	263.2	70.0%	311.7	411.1	31.9%
Other revenue and fees(1)	49.3	47.3	53.3	43.4	81.8	65.9%	91.7	125.1	36.4%
Total Operating Revenue	348.2	362.4	372.1	374.8	552.6	58.7%	688.0	927.4	34.8%

Operating Expenses
Insurance benefits	31.4	20.5	21.2	20.4	45.3	44.3%	52.6	65.7	24.9%
Interest credited to contractholder funds	98.9	97.3	96.3	95.1	168.8	70.7%	199.0	263.9	32.6%
Operating and acquisition expenses	152.7	139.8	164.7	172.6	216.9	42.0%	309.9	389.4	25.7%
Total Operating Expenses	283.1	257.6	282.2	288.1	431.0	52.2%	561.5	719.1	28.1%

Income from operations before Federal income taxes	65.1	104.8	89.9	86.7	121.5	86.6%	126.5	208.3	64.7%

Federal income taxes	12.7	25.8	19.0	20.3	32.5	155.9%	24.4	52.8	116.8%

Income from Operations	$52.5	$79.0	$70.9	$66.4	$89.0	69.5%	$102.1	$155.5	52.3%

Effective tax rate	19.4%	24.6%	21.1%	23.4%	26.7%		19.3%	25.4%

Average equity	$1,705.9	$1,713.7	$1,773.7	$1,744.1	$3,269.2		$1,684.5	$2,506.6
Return on average equity	12.3%	18.5%	16.0%	15.2%	10.9%		12.1%	12.4%
Basis points on average account values	49	69	60	52	58		48	56

Operating and Acquisition Expenses
Commissions	$124.2	$131.7	$131.6	$140.0	$200.3	61.3%	$244.0	$340.3	39.5%
General and administrative expenses	68.7	68.4	70.9	66.2	69.3	0.9%	132.2	135.5	2.5%
Broker-dealer general and administrative expenses	20.4	19.9	23.0	17.8	20.0	-2.0%	38.0	37.8	-0.5%
Taxes, licenses and fees	4.2	5.0	(1.4)	5.4	4.6	9.5%	10.2	10.1	-1.2%
Total commissions and expenses incurred	217.5	225.0	224.1	229.5	294.2	35.3%	424.4	523.7	23.4%
Less: commissions and expenses capitalized	(108.6)	(112.1)	(118.9)	(122.7)	(150.0)	-38.1%	(210.9)	(272.7)	-29.3%
Amortization of DAC and VOBA	43.8	26.8	59.5	65.8	72.7	66.0%	96.3	138.5	43.7%

Net Operating and Acquisition Expenses	$152.7	$139.8	$164.7	$172.6	$216.9	42.0%	$309.8	$389.4	25.7%

General and administrative expenses - basis
points on gross account values - Annualized (2)	64	60	60	52	45	(19)	62	49	(13)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$1,097.6	$1,118.5	$1,250.6	$1,328.0	$1,414.9		$999.4	$1,328.0
Deferral	108.6	112.1	118.9	122.7	150.0		210.9	272.7
Amortization	(43.8)	(26.8)	(59.5)	(65.8)	(72.7)		(96.3)	(138.5)
Included in Total Operating Expenses	64.8	85.2	59.4	56.9	77.3		114.6	134.2
Adjustment related to realized (gains) losses
on available-for-sale securities	(1.8)	(4.7)	(3.5)	(2.7)	(4.1)		(8.9)	(6.8)
Adjustment related to unrealized
(gains) losses on available-for-sale securities	(42.1)	51.7	21.5	32.7	57.3		13.3	90.0
Business acquired	-	-	-	-	448.9		-	448.9
Balance at end of period	$1,118.5	$1,250.6	$1,328.0	$1,414.9	$1,994.4		$1,118.5	$1,994.4

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$55.2	$61.1	$65.6	$72.0	$78.1		$50.1	$72.0
Deferral	9.0	9.4	9.5	9.4	9.8		16.9	19.2
Amortization	(3.1)	(4.8)	(3.1)	(3.3)	(3.0)		(5.9)	(6.3)
Included in Income from Operations	5.9	4.6	6.4	6.1	6.8		11.0	12.9
Balance at end of period	$61.1	$65.6	$72.0	$78.1	$84.8		$61.1	$84.8

Roll Forward of Deferred Sales Inducements

Balance at beginning of period	$94.9	$106.6	$118.1	$129.4	$139.9		$85.5	$129.4
Deferral	15.5	15.1	15.6	15.7	19.9		28.8	35.6
Amortization	(3.8)	(3.6)	(4.4)	(5.2)	(5.2)		(7.7)	(10.4)
Included in Income from Operations	11.7	11.5	11.3	10.5	14.7		21.1	25.2
Balance at end of period	$106.6	$118.1	$129.4	$139.9	$154.6		$106.6	$154.6

(1) Primarily broker-dealer revenue.
(2) Includes distribution costs.

6/30/2006									PAGE 18
Individual Markets - Individual Annuities
Account Value Rollforward
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change

Fixed Annuities - Balance at Beginning of Period	$11.411	$11.441	$11.375	$10.837	$10.561	-7.4%	$11.448	$10.837	-5.3%

Business acquired	-	-	-	-	9.343	NM	-	9.343	NM
Gross deposits	0.534	0.494	0.486	0.471	0.872	63.3%	1.007	1.343	33.4%
Withdrawals & deaths	(0.339)	(0.340)	(0.370)	(0.408)	(0.892)	NM	(0.700)	(1.299)	-85.6%
Net flows	0.196	0.155	0.116	0.063	(0.019)	NM	0.307	0.044	-85.7%
Transfer from (to) variable annuities	(0.282)	(0.338)	(0.768)	(0.451)	(0.395)	-40.1%	(0.546)	(0.847)	-55.1%
Interest credited	0.117	0.117	0.115	0.112	0.186	59.0%	0.232	0.298	28.4%
Fixed Annuities - Gross	11.441	11.375	10.837	10.561	19.675	72.0%	11.441	19.675	72.0%
Reinsurance ceded	(2.277)	(2.257)	(2.233)	(2.202)	(2.149)	5.6%	(4.568)	(2.149)	53.0%
Fixed Annuities - Balance at End of Period (1)	$9.165	$9.117	$8.605	$8.359	$17.526	91.2%	$9.165	$17.526	91.2%

Variable Annuities - Balance at Beginning of Period	$31.100	$32.801	$35.276	$37.662	$40.501	30.2%	$30.684	$37.662	22.7%

Business acquired	-	-	-	-	0.250	NM	-	0.250	NM
Gross deposits	1.327	1.410	1.513	1.665	1.877	41.4%	2.616	3.543	35.4%
Withdrawals & deaths	(0.775)	(0.847)	(0.862)	(0.959)	(1.014)	-30.8%	(1.531)	(1.973)	-28.9%
Net flows	0.552	0.563	0.651	0.706	0.864	56.5%	1.085	1.570	44.7%
Transfer from (to) fixed annuities	0.384	0.418	0.469	0.451	0.395	2.9%	0.768	0.847	10.3%
Investment increase & change in market value	0.765	1.494	1.266	1.682	(0.467)	NM	0.264	1.215	NM
Variable Annuities - Balance at End of Period (2)	$32.801	$35.276	$37.662	$40.501	$41.543	26.7%	$32.801	$41.543	26.7%

Total Annuities - Balance at Beginning of Period	$42.510	$44.242	$46.651	$48.499	$51.062	20.1%	$42.132	$48.499	15.1%

Business acquired	-	-	-	-	9.593	NM	-	9.593	NM
Gross deposits	1.862	1.904	1.999	2.136	2.750	47.7%	3.623	4.886	34.9%
Withdrawals & deaths	(1.114)	(1.187)	(1.232)	(1.367)	(1.905)	-71.0%	(2.231)	(3.272)	-46.7%
Net flows	0.748	0.717	0.767	0.769	0.844	12.8%	1.392	1.613	15.9%
Transfers	0.102	0.080	(0.299)	-	0.000	-100.0%	0.223	0.000	-100.0%
Interest credited & change in market value	0.882	1.611	1.381	1.794	(0.281)	NM	0.496	1.513	205.0%
Total Annuities - Gross	44.242	46.651	48.499	51.062	61.219	38.4%	44.242	61.219	38.4%
Reinsurance ceded	(2.277)	(2.257)	(2.233)	(2.202)	(2.149)	5.6%	(4.568)	(2.149)	53.0%
Total Annuities (Net of Ceded) - Balance at End of Period	$41.966	$44.393	$46.266	$48.861	$59.070	40.8%	$41.966	$59.070	40.8%

Variable Annuities Under Agreement - Included above	$0.213	$0.226	$0.197	$0.190	$0.173	-18.8%	$0.213	$0.173	-18.8%

Incremental Deposits (3):
Fixed annuities	$0.523	$0.481	$0.472	$0.461	$0.861	64.6%	0.978	$1.322	35.2%
Variable annuities	1.293	1.383	1.481	1.650	1.850	43.1%	2.552	3.500	37.1%
Total Incremental Deposits	1.816	1.864	1.953	2.111	2.711	49.3%	3.529	4.822	36.6%

(1) Includes fixed portion of variable annuities.
(2) Excludes the fixed portion of variable annuities.
(3) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

6/30/2006									PAGE 19
Individual Markets - Individual Annuities
Account Values
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits	$0.045	$0.024	$0.025	$0.022	$0.137	204.4%	$0.100	$0.159	59.0%
Withdrawals	(0.226)	(0.172)	(0.218)	(0.244)	(0.660)	NM	(0.475)	(0.904)	-90.3%
Net flows	$(0.180)	$(0.149)	$(0.193)	$(0.222)	$(0.523)	NM	$(0.375)	$(0.745)	-98.7%

Gross fixed contract account values	$8.089	$8.019	$7.823	$7.676	$12.335	52.5%	$8.089	$12.335	52.5%
Reinsurance ceded	(2.277)	(2.257)	(2.233)	(2.202)	(2.149)	5.6%	(2.277)	(2.149)	5.6%
Net Fixed Contract Account Values	$5.812	$5.761	$5.590	$5.474	$10.186	75.3%	$5.812	$10.186	75.3%

Equity-indexed Annuities
Deposits	$-	$-	$-	$-	$0.228	NM	$-	$0.228	NM
Withdrawals	-	-	-	-	(0.047)	NM	-	(0.047)	NM
Net flows	$-	$-	$-	$-	$0.181	NM	$-	$0.181	NM

Equity-indexed Contract Account Values	$-	$-	$-	$-	$3.210	NM	$-	$3.210	NM

Fixed Portion of Variable Contracts
Deposits	$0.489	$0.470	$0.460	$0.449	$0.507	3.7%	$0.906	$0.956	5.5%
Withdrawals	(0.113)	(0.164)	(0.145)	(0.164)	(0.185)	-63.7%	(0.225)	(0.348)	-54.7%
Net flows	$0.376	$0.306	$0.315	$0.285	$0.322	-14.4%	$0.681	$0.608	-10.7%

Fixed Portion of Variable Contract Account Values	$3.111	$3.115	$2.773	$2.642	$4.130	32.8%	$3.111	$4.130	32.8%

Variable Annuities - including fixed portion of variable contracts
Deposits	$1.817	$1.880	$1.973	$2.114	$2.384	31.2%	$3.523	$4.499	27.7%
Withdrawals	(0.889)	(1.011)	(1.007)	(1.123)	(1.198)	-34.8%	(1.756)	(2.321)	-32.2%
Net Flows	$0.928	$0.868	$0.966	$0.991	$1.186	27.8%	$1.766	$2.177	23.3%

Variable Contract Account Values	$35.912	$38.391	$40.435	$43.082	$45.673	27.2%	$35.912	$45.673	27.2%

Average Daily Variable Annuity Account Values	$31.660	$34.367	$36.089	$39.947	$41.214	30.2%	$31.281	$40.580	29.7%

Individual Annuity Product Spread Information
						Change (Basis Point)			Change (Basis Point)
Net investment income (1) (2)	5.74%	5.68%	5.73%	5.84%	5.67%	(7)	5.76%	5.72%	(4)
Interest credited to policyholders	3.95%	3.93%	3.92%	3.93%	3.81%	(14)	3.96%	3.89%	(7)
Spread (1) (2)	1.79%	1.75%	1.81%	1.91%	1.86%	7	1.81%	1.84%	3

(1) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values net of co-insured account values. Fixed account values reinsured under modified co-insurance agreements are included in account values for this calculation since assets (and therefore margin) are retained under these agreements.

(2) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 2 bps in the second quarter of 2006, 9 bps in the first quarter of 2006, 6 bps in the fourth quarter of 2005, 1 bp in the third quarter of 2005 and 2 bps in the second quarter of 2005. The impact was 4 bps in the first six months of 2006 and 1 bp in the first six months of 2005.

6/30/2006									PAGE 20
Employer Markets - Retirement Products
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Revenue
Surrender charges	$2.2	$2.8	$2.0	$2.3	$2.1	-4.5%	$5.1	$4.4	-13.7%
Expense assessments	49.1	51.8	51.7	55.6	54.7	11.4%	97.1	110.3	13.6%
Net investment income	176.7	177.5	181.3	185.7	187.5	6.1%	352.7	373.2	5.8%
Other revenue and fees	6.3	6.6	6.2	5.6	4.6	-27.0%	12.7	10.2	-19.7%
Total Operating Revenue	234.3	238.7	241.2	249.2	248.9	6.2%	467.6	498.1	6.5%

Operating Expenses
Interest credited to contractholder funds	100.4	100.7	101.1	100.7	102.4	2.0%	200.1	203.1	1.5%
Operating and acquisition expenses	71.2	62.2	77.2	73.3	69.5	-2.4%	145.1	142.8	-1.6%
Total Operating Expenses	171.6	162.9	178.3	174.0	171.9	0.2%	345.1	345.9	0.2%

Income from operations before Federal income taxes	62.7	75.8	62.9	75.2	77.0	22.8%	122.5	152.2	24.2%

Federal income taxes	17.4	22.4	17.7	22.7	22.7	30.5%	34.0	45.4	33.5%

Income from Operations	$45.3	$53.4	$45.2	$52.5	$54.3	19.9%	$88.5	$106.8	20.7%

Effective tax rate	27.7%	29.5%	28.2%	30.2%	29.4%		27.7%	29.8%

Average equity	$876.8	$909.9	$939.1	$1,006.4	$985.3		$886.4	$995.9
Return on average equity	20.7%	23.5%	19.3%	20.9%	22.0%		20.0%	21.5%
Basis points on average account values	64	73	60	67	69		63	68

Operating and Acquisition Expenses
Commissions	$24.9	$26.4	$25.1	$26.2	$22.2	-10.8%	$51.4	$48.4	-5.8%
General and administrative expenses	48.8	60.6	57.4	49.7	47.2	-3.3%	97.6	96.9	-0.7%
Taxes, licenses and fees	3.1	(0.8)	1.2	2.9	2.8	-9.7%	7.3	5.8	-20.5%
Total commissions and expenses incurred	76.8	86.2	83.7	78.8	72.3	-5.9%	156.3	151.1	-3.3%
Less: commissions and expenses capitalized	(23.7)	(24.5)	(24.4)	(25.5)	(22.6)	4.6%	(48.4)	(48.1)	0.6%
Amortization of DAC and VOBA	18.1	0.5	17.9	20.0	19.8	9.4%	37.2	39.9	7.3%

Net Operating and Acquisition Expenses	$71.2	$62.2	$77.2	$73.3	$69.5	-2.4%	$145.1	$142.8	-1.6%

General and administrative expenses - basis
points on account values - Annualized (1)	69	83	77	64	60	(9)	69	62	(7)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$395.6	$332.0	$420.1	$454.9	$517.2		$304.1	$454.9
Deferral	23.7	24.5	24.4	25.5	22.6		48.4	48.1
Amortization	(18.1)	(0.5)	(17.9)	(20.0)	(19.8)		(37.2)	(39.9)
Included in Total Operating Expenses	5.6	24.1	6.6	5.5	2.7		11.2	8.2
Adjustment related to realized (gains) losses
on available-for-sale securities	(6.6)	(3.7)	(3.9)	(4.4)	(6.1)		(9.2)	(10.6)
Adjustment related to unrealized
(gains) losses on available-for-sale securities	(62.5)	67.7	32.1	61.2	50.2		26.0	111.5
Business acquired	-	-	-	-	-		-	-
Other	-	-	-	-	-		-	-
Balance at end of period	$332.0	$420.1	$454.9	$517.2	$564.0		$332.0	$564.0

(1) Includes distribution costs.

6/30/2006							PAGE 21
Employer Markets - Retirement Products Account Value Rollforward
Account Value Rollforward
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change

Fixed Annuities - Balance at Beginning of Period	$10.688	$10.710	$10.686	$10.995	$11.028	3.2%	$10.837	$10.995	1.5%
Gross deposits (1)	0.286	0.259	0.240	0.253	0.242	-15.4%	0.584	0.495	-15.2%
Withdrawals & deaths	(0.332)	(0.330)	(0.342)	(0.328)	(0.345)	-3.9%	(0.790)	(0.673)	14.8%
Net flows	(0.046)	(0.071)	(0.103)	(0.075)	(0.103)	NM	(0.206)	(0.178)	13.7%
Transfer from (to) variable annuities	(0.033)	(0.055)	0.304	0.014	0.039	218.2%	(0.119)	0.053	NM
Interest credited	0.100	0.102	0.108	0.094	0.090	-10.0%	0.198	0.184	-7.2%
Fixed Annuities - Balance at End of Period(2)	$10.710	$10.686	$10.995	$11.028	$11.054	3.2%	$10.710	$11.054	3.2%

Variable Annuities - Balance at Beginning of Period	$14.346	$14.648	$15.293	$15.702	$16.455	14.7%	$14.576	$15.702	7.7%
Gross deposits (1)	0.524	0.527	0.642	0.669	0.714	36.3%	1.085	1.383	27.4%
Withdrawals & deaths	(0.497)	(0.522)	(0.579)	(0.676)	(0.647)	-30.2%	(1.009)	(1.322)	-31.0%
Net flows	0.026	0.005	0.062	(0.006)	0.067	157.7%	0.076	0.061	-19.9%
Transfer from (to) fixed annuities	(0.066)	(0.025)	(0.001)	(0.015)	(0.032)	51.5%	(0.096)	(0.047)	51.4%
Investment increase & change in market value	0.341	0.665	0.348	0.774	(0.350)	NM	0.092	0.424	NM
Variable Annuities - Balance at End of Period (3)	$14.648	$15.293	$15.702	$16.455	$16.140	10.2%	$14.648	$16.140	10.2%

Total Annuities - Balance at Beginning of Period	$25.034	$25.358	$25.979	$26.697	$27.483	9.8%	$25.413	$26.697	5.1%
Gross Deposits (1)	0.810	0.786	0.882	0.923	0.955	17.9%	1.669	1.878	12.5%
Withdrawals & deaths	(0.829)	(0.852)	(0.922)	(1.004)	(0.992)	-19.7%	(1.800)	(1.995)	-10.9%
Net flows	(0.019)	(0.066)	(0.040)	(0.081)	(0.036)	-89.5%	(0.130)	(0.117)	10.0%
Transfers	(0.099)	(0.080)	0.302	(0.001)	0.007	NM	(0.215)	0.007	NM
Interest credited & change in market value	0.442	0.766	0.456	0.868	(0.260)	NM	0.290	0.608	109.5%
Total Annuities - Balance at End of Period	$25.358	$25.979	$26.697	$27.483	$27.194	7.2%	$25.358	$27.194	7.2%

Alliance Mutual Funds - Balance at Beginning of Period	$3.163	$3.432	$3.672	$3.772	$4.248	34.3%	$2.861	$3.772	31.8%
Plan/Participant Rollovers	0.065	0.036	0.063	0.125	0.021	-67.7%	0.323	0.146	-54.9%
Additional contributions	0.157	0.164	0.160	0.193	0.183	16.6%	0.320	0.376	17.5%
Gross deposits	0.222	0.200	0.223	0.318	0.204	-8.1%	0.643	0.522	-18.9%
Withdrawals & deaths	(0.022)	(0.107)	(0.208)	(0.056)	(0.054)	NM	(0.095)	(0.110)	-15.4%
Net flows	0.201	0.093	0.014	0.262	0.150	-25.4%	0.548	0.412	-24.9%
Transfers	(0.006)	(0.000)	(0.003)	0.005	-	100.0%	(0.004)	0.005	NM
Interest credited & change in market value	0.075	0.147	0.088	0.209	(0.068)	NM	0.027	0.142	NM
Total Alliance Mutual Funds - Balance at End of Period(4)	$3.432	$3.672	$3.772	$4.248	$4.330	26.2%	$3.432	$4.330	26.2%

Total Retirement Products Segment Account Values - including Alliance Mutual Funds
Balance at Beginning of Period	$28.197	$28.790	$29.651	$30.469	$31.731	12.5%	$28.274	$30.469	7.8%
Gross deposits (1)	1.032	0.986	1.104	1.241	1.159	12.3%	2.313	2.400	3.8%
Withdrawals & deaths	(0.851)	(0.958)	(1.130)	(1.060)	(1.045)	-22.8%	(1.895)	(2.105)	-11.1%
Net flows	0.181	0.028	(0.026)	0.181	0.114	-37.0%	0.418	0.295	-29.4%
Transfers	(0.105)	(0.080)	0.300	0.005	0.007	106.7%	(0.219)	0.012	NM
Interest credited & change in market value	0.516	0.914	0.544	1.077	(0.327)	NM	0.317	0.749	136.4%
Total Retirement Products Segment Account Values-
Balance at End of Period	$28.790	$29.651	$30.469	$31.731	$31.524	9.5%	$28.790	$31.524	9.5%

Variable Annuities Under Agreement - Included above	0.019	0.019	0.019	0.018	0.017	-10.5%	0.019	0.017	-10.5%

Incremental Deposits (5):
Fixed Annuities	$0.284	$0.243	$0.200	$0.254	$0.226	-20.4%	$0.578	$0.480	-17.0%
Variable Annuities	0.521	0.553	0.614	0.654	0.709	36.1%	1.078	1.363	26.5%
Total Annuities Incremental Deposits	0.805	0.796	0.814	0.908	0.935	16.1%	1.656	1.843	11.3%
Total Alliance Mutual Funds Incremental Deposits	0.222	0.200	0.223	0.318	0.204	-8.1%	0.643	0.522	-18.8%
Total Retirement Products Incremental Deposits	$1.028	$0.996	$1.036	$1.226	$1.139	10.8%	$2.299	$2.365	2.9%

(1)  Gross deposits for the second quarter and first six months of 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) Includes Fixed Annuity products offered under the Alliance mutual funds and the fixed portion of variable annuities.
(3) Excludes the fixed portion of variable annuities.
(4) Represents amounts attributable to Alliance mutual fund net flows. Alliance mutual fund account values are not included in the separate accounts reported on our balance sheet.
(5) Incremental Deposits represent gross deposits reduced by transfers from other Lincoln products.

6/30/2006							PAGE 22
Employer Markets - Retirement Products
Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Fixed Annuities - excluding fixed portion of variable contracts
Deposits (1)	$0.135	$0.121	$0.133	$0.135	$0.121	-10.4%	$0.278	$0.256	-7.9%
Withdrawals	(0.077)	(0.154)	(0.156)	(0.108)	(0.114)	-48.1%	(0.282)	(0.222)	21.3%
Net Flows	$0.058	$(0.033)	$(0.023)	$0.027	$0.008	-86.2%	$(0.004)	$0.035	NM

Fixed Contract Account Values	$3.592	$3.599	$3.696	$3.745	$3.573	-0.5%	$3.592	$3.573	-0.5%

Fixed Portion of Variable Contracts
Deposits	$0.151	$0.139	$0.108	$0.118	$0.120	-20.5%	$0.306	$0.239	-21.9%
Withdrawals	(0.254)	(0.179)	(0.194)	(0.220)	(0.231)	9.1%	(0.509)	(0.452)	11.2%
Net Flows	$(0.103)	$(0.040)	$(0.086)	$(0.102)	$(0.111)	-7.8%	$(0.202)	$(0.213)	-5.4%

Fixed Portion of Variable Contract Account Values	$7.118	$7.087	$7.299	$7.283	$7.482	5.1%	$7.118	$7.482	5.1%

Variable Annuities - including fixed portion of variable contracts
Deposits (1)	$0.675	$0.692	$0.724	$0.788	$0.834	23.6%	$1.392	$1.622	16.5%
Withdrawals	(0.752)	(0.728)	(0.747)	(0.896)	(0.878)	-16.8%	(1.518)	(1.774)	-16.9%
Net Flows	$(0.077)	$(0.036)	$(0.023)	$(0.108)	$(0.044)	42.9%	$(0.126)	$(0.152)	-20.6%

Variable Contract Account Values	$21.766	$22.380	$23.001	$23.738	$23.621	8.5%	$21.766	$23.621	8.5%

Average Daily Variable Annuity Account Values	$14.328	$15.087	$15.323	$16.177	$16.270	13.6%	$14.359	$16.223	13.0%

Total Annuity based Retirement Plan Product Spread Information (2)						Change			Change
						(Basis Point)			(Basis Point)
Net investment income (3)	6.25%	6.25%	6.36%	6.34%	6.31%	6	6.27%	6.33%	6
Interest credited to policyholders	3.68%	3.67%	3.67%	3.66%	3.73%	5	3.69%	3.70%	1
Spread (3)	2.57%	2.58%	2.69%	2.68%	2.58%	1	2.58%	2.63%	5

(1) Gross deposits for the second quarter and first six months of 2006 include approximately $20 million and $110 million of fixed and variable annuity deposits, respectively, resulting from JP employee plan deposits into the LNC employee plan as a result of the merger.

(2) For the annuity products spread, the yield on earning assets is calculated as net investment income on fixed product investment portfolios divided by average earning assets. The average crediting rate is calculated using interest credited on annuity products less bonus credits and excess DCA interest, divided by average fixed account values.

(3) The net investment income and spread reported above includes earnings from commercial mortgage loan prepayment and bond make-whole premiums. The impact of these premiums on investment income and spread was 12 bps in the 2nd quarter of 2006, 15 bps in the 1st quarter of 2006, 17 bps in the 4th quarter of 2005, 7 bps in the 3rd quarter of 2005 and 13 bps in the 2nd quarter of 2005.

6/30/2006								PAGE 23
Employer Markets - Benefit Partners
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$-	$-	$-	$-	$328.9	NM	$-	$328.9	NM
Net investment income	-	-	-	-	25.1	NM	-	25.1	NM
Other revenue and fees	-	-	-	-	0.8	NM	-	0.8	NM
Total Operating Revenue	-	-	-	-	354.9	NM	-	354.9	NM

Operating Expenses
Insurance benefits	-	-	-	-	226.0	NM	-	226.0	NM
Operating and acquisition expenses	-	-	-	-	72.0	NM	-	72.0	NM
Total Operating Expenses	-	-	-	-	297.9	NM	-	297.9	NM

Income from operations before Federal income taxes	-	-	-	-	56.9	NM	-	56.9	NM

Federal income taxes	-	-	-	-	19.9	NM	-	19.9	NM

Income from Operations	$-	$-	$-	$-	$37.0	NM	$-	$37.0	NM

Effective tax rate					35.0%			35.0%

Operating and Acquisition Expenses
Commissions	$-	$-	$-	$-	$37.3	NM	$-	$37.3	NM
General and administrative expenses	-	-	-	-	31.9	NM	-	31.9	NM
Taxes, licenses and fees	-	-	-	-	8.0	NM	-	8.0	NM
Total commissions and expenses incurred	-	-	-	-	77.1	NM	-	77.1	NM
Less commissions and expenses capitalized	-	-	-	-	(11.2)	NM	-	(11.2)	NM
Amortization of DAC and VOBA	-	-	-	-	6.0	NM	-	6.0	NM

Net Operating and Acquisition Expenses	$-	$-	$-	$-	$72.0	NM	$-	$72.0	NM

General and administrative expenses as a
percentage of premiums	-	-	-	-	9.7%	NM	-	9.7%	NM

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$-	$-	$-	$-	$-		$-	$-
Deferral	-	-	-	-	11.2		-	11.2
Amortization	-	-	-	-	(6.0)		-	(6.0)
Included in Total Operating Expenses	-	-	-	-	5.2		-	5.2
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	-		-	-
Adjustment related to unrealized (gains) losses
on available-for-sale securities	-	-	-	-	-		-	-
Business acquired	-	-	-	-	116.2		-	116.2
Other	-	-	-	-	-		-	-
Balance at end of period	$-	$-	$-	$-	$121.4		$-	$121.4

6/30/2006							PAGE 24
Employer Markets - Benefit Partners
Supplemental Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change

Annualized Sales
Life	$-	$-	$-	$-	$15.3	NM	$-	$15.3	NM
Disability	-	-	-	-	22.9	NM	-	22.9	NM
Dental	-	-	-	-	7.1	NM	-	7.1	NM

Premiums:
Life	$-	$-	$-	$-	$111.6	NM	$-	$111.6	NM
Disability	-	-	-	-	134.0	NM	-	134.0	NM
Dental	-	-	-	-	31.4	NM	-	31.4	NM
Other	-	-	-	-	51.9	NM	-	51.9	NM

Total	$-	$-	$-	$-	$328.9	NM	$-	$328.9	NM

Product Line Results:
Life	$-	$-	$-	$-	$13.5	NM	$-	$13.5	NM
Disability	-	-	-	-	21.1	NM	-	21.1	NM
Dental	-	-	-	-	1.4	NM	-	1.4	NM
Other	-	-	-	-	1.0	NM	-	1.0	NM

Total	$-	$-	$-	$-	$37.0	NM	$-	$37.0	NM

Loss Ratios:
Life	-	-	-	-	67.8%	NM	-	67.8%	NM
Disability	-	-	-	-	59.4%	NM	-	59.4%	NM
Dental	-	-	-	-	76.3%	NM	-	76.3%	NM

Combined loss ratios	-	-	-	-	64.7%	NM	-	64.7%	NM

6/30/2006							PAGE 25
Employer Markets - Executive Benefits & Other
Income Statements & Operational Data
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$0.5	$7.4	$0.7	$1.1	$0.0	-100.0%	$0.5	$1.1	120.0%
Surrender charges	(0.2)	(0.1)	0.0	0.0	0.0	NM	(0.2)	0.0	NM
Mortality assessments	2.1	2.0	2.5	2.8	8.5	NM	4.3	11.3	162.8%
Expense assessments	4.4	3.7	6.1	3.3	4.9	11.4%	8.8	8.2	-6.8%
Net investment income	45.2	45.1	51.0	48.7	86.5	91.4%	90.5	135.2	49.4%
Other revenue and fees	1.2	1.3	1.3	1.4	1.3	8.3%	2.5	2.7	8.0%
Total Operating Revenue	53.2	59.4	61.6	57.2	101.2	90.2%	106.3	158.4	49.0%

Operating Expenses
Insurance benefits	30.7	39.9	31.2	32.8	30.4	-1.0%	62.5	63.2	1.1%
Interest credited to contractholder funds	9.6	10.4	9.5	9.3	40.2	NM	18.9	49.4	161.4%
Operating and acquisition expenses	7.5	6.4	7.3	4.6	7.2	-4.0%	15.5	11.7	-24.5%
Total Operating Expenses	47.8	56.8	48.0	46.7	77.7	62.6%	96.9	124.3	28.3%

Income from operations before Federal income taxes	5.3	2.7	13.6	10.5	23.5	NM	9.4	34.0	261.7%

Federal income taxes	1.0	0.2	4.1	3.0	7.3	NM	1.8	10.3	NM

Income from Operations	$4.3	$2.5	$9.5	$7.5	$16.2	276.7%	$7.7	$23.8	209.1%

Effective tax rate	19.3%	7.6%	30.0%	28.5%	31.0%		18.7%	30.2%

Average equity	$296.8	$283.1	$321.8	$334.5	$524.8		$292.9	$429.7
Return on average equity	5.8%	3.5%	11.8%	9.0%	12.4%		5.2%	11.1%

Operating and Acquisition Expenses
Commissions	$5.4	$6.7	$5.1	$5.1	$8.1	50.0%	$10.1	$13.3	31.7%
General and administrative expenses	4.0	5.8	5.0	3.7	2.8	-30.0%	8.3	6.5	-21.7%
Taxes, licenses and fees	0.9	1.5	1.0	1.1	1.3	44.4%	1.9	2.4	26.3%
Total commissions and expenses incurred	10.2	14.0	11.1	9.9	12.2	19.6%	20.3	22.1	8.9%
Less: commissions and expenses capitalized	(5.3)	(7.3)	(5.1)	(5.7)	(8.0)	-50.9%	(10.8)	(13.7)	-26.9%
Amortization of DAC and VOBA	2.6	(0.3)	1.3	0.3	2.9	11.5%	5.9	3.2	-45.8%

Net Operating and Acquisition Expenses	$7.5	$6.4	$7.3	$4.5	$7.2	-4.0%	$15.5	$11.7	-24.5%

General and administrative expenses - basis
points on account values - Annualized (1)	136	189	155	109	26	(110)	142	47	(95)

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$99.5	$102.2	$109.8	$113.6	$119.0		$97.3	$113.6
Deferral	5.3	7.3	5.1	5.7	8.0		10.8	13.7
Amortization	(2.6)	0.3	(1.3)	(0.3)	(2.9)		(5.9)	(3.2)
Included in Total Operating Expenses	2.7	7.6	3.8	5.4	5.1		4.9	10.4
Adjustment related to realized (gains) losses
on available-for-sale securities	-	-	-	-	-		-	-
Adjustment related to unrealized (gains) losses
on available-for-sale securities	-	-	-	-	7.6		-	7.6
Business acquired	-	-	-	-	142.5		-	142.5
Balance at end of period	$102.2	$109.8	$113.6	$119.0	$274.1		$102.2	$274.1

Roll Forward of Deferred Front-End Loads

Balance at beginning of period	$15.5	$15.6	$16.9	$17.9	$18.9		$15.5	$17.9
Deferral	0.9	1.0	1.2	1.0	1.0		1.7	2.0
Amortization	(0.7)	0.4	(0.3)	(0.0)	(0.2)		(1.6)	(0.2)
Included in Income from Operations	0.1	1.3	0.9	1.0	0.8		0.1	1.8
Balance at end of period	$15.6	$16.9	$17.9	$18.9	$19.7		$15.6	$19.7

(1) Includes distribution costs.

6/30/2006								PAGE 26
Employer Markets - Executive Benefits & Other
Account Value Roll Forward and Supplemental Data
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
COLI/BOLI- Balance Beginning-of-Period	$1.138	$1.194	$1.256	$1.318	$1.387	21.9%	$1.122	$1.318	17.5%
Business acquired	-	-	-	-	2.795	NM	-	2.795	NM
Deposits	0.056	0.057	0.052	0.047	0.077	37.5%	0.101	0.124	22.8%
Withdrawals & deaths	(0.011)	(0.015)	(0.002)	(0.007)	(0.042)	NM	(0.031)	(0.049)	-58.1%
Net flows	0.045	0.042	0.049	0.039	0.035	-22.2%	0.070	0.075	7.1%
Policyholder assessments	(0.008)	(0.008)	(0.011)	(0.009)	(0.017)	NM	(0.016)	(0.026)	-62.5%
Interest credited and change in market value	0.019	0.028	0.023	0.038	0.028	47.4%	0.019	0.066	247.4%
COLI/BOLI-Balance End-of-Period	$1.194	$1.256	$1.318	$1.387	$4.228	254.1%	$1.194	$4.228	254.1%

COLI/BOLI In-Force	$7.278	$7.506	$7.729	$7.979	$15.373	111.2%	$7.278	$15.373	111.2%

Run Off Institutional Pensions Account Values -
Balance at End of Period	$2.883	$2.877	$2.737	$2.753	$2.707	-6.1%	$2.883	$2.707	-6.1%

6/30/2006							PAGE 27
Investment Management
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Revenue
Investment advisory fees - External	$62.0	$67.9	$70.9	$77.8	$81.2	31.0%	$117.0	$159.0	35.9%
Investment advisory fees - Insurance-related	24.6	24.9	24.5	25.1	23.5	-4.5%	49.4	48.6	-1.6%
Other revenue and fees	27.8	30.4	32.5	36.7	30.0	7.9%	57.8	66.7	15.4%
Operating Revenue	114.4	123.2	127.9	139.6	134.7	17.7%	224.2	274.3	22.3%

Operating Expenses
Operating and administrative expenses	116.6	115.0	114.4	116.1	116.4	-0.2%	219.6	232.5	5.9%
Total Operating Expenses	116.6	115.0	114.4	116.1	116.4	-0.2%	219.6	232.5	5.9%

Income (Loss) from operations before Federal income taxes	(2.2)	8.2	13.5	23.5	18.3	NM	4.6	41.8	NM

Federal income taxes	(0.8)	3.4	4.6	8.2	6.3	NM	1.5	14.5	NM

Income (Loss) from Operations	$(1.4)	$4.8	$8.9	$15.3	$12.0	NM	$3.1	$27.3	NM

Effective tax rate	36.4%	41.5%	34.1%	34.9%	34.4%		32.6%	34.7%

Operating and Acquisition Expenses
General and administrative expenses	$101.0	$99.0	$97.8	$96.1	$99.4	-1.6%	$188.1	$195.5	3.9%
Depreciation and amortization	2.5	1.7	2.0	2.2	2.4	-4.0%	4.9	4.6	-6.1%
Sub-advisory fees	9.0	9.8	10.1	11.0	10.6	17.8%	17.3	21.6	24.9%
Total general and administrative expenses	112.5	110.5	109.9	109.3	112.4	-0.1%	210.4	221.7	5.4%
Taxes, licenses and fees	2.2	2.5	2.6	4.8	2.4	9.1%	5.3	7.2	35.8%
Amortization of intangibles	1.9	2.0	2.0	2.0	1.6	-15.8%	3.8	3.6	-5.3%
Total expenses incurred	$116.6	$115.0	$114.4	$116.1	$116.4	-0.2%	$219.6	$232.5	5.9%

General and administrative expenses -
basis points on assets under
management - Annualized (1)	38	35	33	31	28	(10)	36	29	(7)

(1) Includes distribution costs.

6/30/2006							PAGE 28
Investment Management
Assets Under Management Roll Forward
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change

Retail Fixed - Balance-Beginning-of-Period	$8.638	$9.095	$9.371	$9.625	$9.761	13.0%	$8.457	$9.625	13.8%
Sales (1)	0.905	0.942	0.965	0.951	1.034	14.3%	1.811	1.984	9.6%
Redemptions	(0.632)	(0.664)	(0.779)	(0.805)	(0.824)	-30.4%	(1.322)	(1.630)	-23.3%
Transfers	(0.063)	0.023	0.026	(0.056)	0.030	NM	(0.038)	(0.026)	31.6%
Net Flows	0.211	0.301	0.212	0.089	0.240	13.7%	0.452	0.329	-27.2%
Net investment gains and change in market value	0.246	(0.025)	0.043	0.046	0.007	-97.2%	0.185	0.053	-71.4%
Balance at End-of-Period	$9.095	$9.371	$9.625	$9.761	$10.007	10.0%	$9.095	$10.007	10.0%

Retail Equity - Balance-Beginning-of-Period	$25.053	$27.725	$30.988	$32.732	$36.500	45.7%	$24.278	$32.732	34.8%
Sales (1)	3.429	2.630	2.664	3.069	2.249	-34.4%	6.089	5.318	-12.7%
Redemptions	(1.365)	(1.186)	(1.700)	(1.840)	(2.134)	-56.3%	(2.821)	(3.974)	-40.9%
Transfers	(0.127)	(0.025)	(0.027)	(0.013)	(0.032)	74.8%	(0.146)	(0.045)	69.2%
Net Flows	1.936	1.419	0.936	1.216	0.082	-95.8%	3.122	1.298	-58.4%
Net investment gains and change in market value	0.736	1.844	0.807	2.552	(0.547)	NM	0.326	2.006	NM
Balance at End-of-Period	$27.725	$30.988	$32.732	$36.500	$36.035	30.0%	$27.725	$36.035	30.0%

Total Retail - Balance-Beginning-of-Period	$33.691	$36.820	$40.359	$42.357	$46.261	37.3%	$32.735	$42.357	29.4%
Retail sales-Annuities	0.701	0.642	0.713	0.885	0.869	24.0%	1.414	1.754	24.0%
Retail sales-Mutual Funds	1.487	1.331	1.657	1.329	1.370	-7.9%	3.007	2.699	-10.2%
Retail sales-Managed Accounts & Other	2.146	1.599	1.260	1.806	1.043	-51.4%	3.479	2.849	-18.1%
Total Retail Sales	4.334	3.572	3.629	4.019	3.282	-24.3%	7.900	7.302	-7.6%
Redemptions	(1.997)	(1.850)	(2.479)	(2.645)	(2.959)	-48.2%	(4.143)	(5.604)	-35.3%
Transfers	(0.190)	(0.002)	(0.002)	(0.069)	(0.002)	98.9%	(0.183)	(0.071)	61.2%
Net Flows	2.147	1.720	1.148	1.305	0.322	-85.0%	3.574	1.627	-54.5%
Net investment gains and change in market value	0.982	1.819	0.850	2.598	(0.540)	NM	0.511	2.058	NM
Balance at End-of-Period	$36.820	$40.359	$42.357	$46.261	$46.042	25.0%	$36.820	$46.042	25.0%

Institutional Fixed - Balance-Beginning-of-Period	$12.715	$13.403	$13.964	$14.699	$17.262	35.8%	$11.547	$14.699	27.3%
Inflows (1)	1.472	1.036	1.175	3.080	1.634	11.0%	3.002	4.714	57.0%
Withdrawals/terminations	(1.016)	(0.393)	(0.483)	(0.447)	(0.750)	26.2%	(1.333)	(1.197)	10.2%
Transfers	(0.006)	0.001	(0.001)	0.002	0.008	NM	(0.006)	0.011	NM
Net Flows	0.450	0.643	0.691	2.636	0.892	98.2%	1.664	3.528	112.0%
Net investment gains and change in market value	0.239	(0.083)	0.044	(0.074)	0.001	-99.6%	0.192	(0.073)	NM
Balance at End-of-Period	$13.403	$13.964	$14.699	$17.262	$18.154	35.4%	$13.403	$18.154	35.4%

Institutional Equity - Balance-Beginning-of-Period	$12.674	$16.627	$18.951	$20.576	$22.906	80.7%	$12.849	$20.576	60.1%
Inflows (1)	4.638	2.131	3.658	1.964	1.130	-75.6%	5.300	3.094	-41.6%
Withdrawals/terminations	(1.069)	(0.948)	(2.617)	(1.008)	(1.327)	-24.1%	(1.601)	(2.335)	-45.8%
Transfers	(0.144)	(0.000)	0.001	0.000	(0.008)	94.4%	(0.143)	(0.008)	94.4%
Net Flows	3.425	1.182	1.041	0.956	(0.205)	NM	3.556	0.751	-78.9%
Net investment gains and change in market value	0.528	1.141	0.584	1.373	(0.971)	NM	0.222	0.402	81.1%
Balance at End-of-Period	$16.627	$18.951	$20.576	$22.906	$21.729	30.7%	$16.627	$21.729	30.7%

Total Institutional - Balance-Beginning-of-Period	$25.390	$30.031	$32.915	$35.276	$40.167	58.2%	$24.396	$35.276	44.6%
Inflows	6.110	3.166	4.833	5.044	2.764	-54.8%	8.303	7.808	-6.0%
Withdrawals/terminations	(2.085)	(1.342)	(3.100)	(1.454)	(2.078)	0.3%	(2.934)	(3.532)	-20.4%
Transfers	(0.151)	0.000	(0.001)	0.003	0.000	100.0%	(0.148)	0.003	NM
Net Flows	3.875	1.825	1.733	3.592	0.687	-82.3%	5.220	4.279	-18.0%
Net investment gains and change in market value	0.766	1.058	0.629	1.299	(0.971)	NM	0.415	0.328	-21.0%
Balance at End-of-Period	$30.031	$32.915	$35.276	$40.167	$39.883	32.8%	$30.031	$39.883	32.8%

Total Retail and Institutional - At End-of-Period	$66.851	$73.274	$77.633	$86.428	$85.926	28.5%	$66.851	$85.926	28.5%

General Account Assets-End-of-Period (2)	$43.917	$43.095	$43.086	$41.995	$65.637	49.5%	$43.917	$65.637	49.5%

Total Assets Under Management
At End-of-Period	$110.768	$116.369	$120.719	$128.423	$151.563	36.8%	$110.768	$151.563	36.8%

Total Retail and Institutional - Net Flows	$6.022	$3.546	$2.881	$4.898	$1.008	-83.3%	$8.794	$5.906	-32.8%

Subadvised Assets, included in Assets
Under Management above
Retail	$12.202	$14.319	$15.388	$17.320	$16.899	38.5%	$12.202	$16.899	38.5%
Institutional	4.564	4.986	5.114	5.608	4.593	0.6%	4.564	4.593	0.6%
Total Subadvised Assets	$16.766	$19.305	$20.503	$22.928	$21.491	28.2%	$16.766	$21.491	28.2%

(1) Sales and in-flows include dividend reinvestments.
(2) Balance at June 30, 2006 includes $26.1 billion of assets acquired due to the merger with Jefferson Pilot.

6/30/2006							PAGE 29
Lincoln UK
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Revenue
Premiums	$16.4	$16.9	$15.4	$16.6	$19.9	21.3%	$31.0	$36.5	17.7%
Mortality assessments	9.4	9.0	7.3	7.8	8.9	-5.3%	18.4	16.7	-9.2%
Expense assessments	33.0	56.0	22.0	28.0	34.7	5.2%	63.6	62.7	-1.4%
Net investment income	19.6	20.9	17.8	17.0	17.8	-9.2%	39.9	34.9	-12.5%
Other revenue and fees	-	-	-	0.1	0.0	NM	0.1	0.1
Total Operating Revenue	78.4	102.9	62.6	69.5	81.4	3.8%	153.0	150.9	-1.4%

Operating Expenses
Insurance benefits	27.9	35.5	27.5	25.4	27.5	-1.4%	53.0	52.9	-0.2%
Operating and acquisition expenses	34.7	52.7	14.3	27.6	38.9	12.1%	68.7	66.5	-3.2%
Total Operating Expenses	62.6	88.2	41.8	53.0	66.3	5.9%	121.8	119.3	-2.1%

Income from operations before Federal income taxes	15.8	14.7	20.8	16.5	15.1	-4.4%	31.2	31.6	1.3%

Federal income taxes	5.6	5.1	7.2	5.8	5.2	-7.1%	11.0	11.0

Income from Operations	$10.2	$9.6	$13.6	$10.7	$9.9	-2.9%	$20.2	$20.6	2.0%

Effective tax rate on
Income from Operations	35.5%	34.8%	34.7%	35.1%	34.4%		35.2%	34.8%

Average equity	$446.4	$452.7	$447.8	$427.0	$417.8		$443.3	$422.4
Return on average equity	9.1%	8.4%	12.1%	10.0%	9.5%		9.1%	9.8%

Operating and Acquisition Expenses

Commissions	$0.7	$0.9	$0.1	$0.9	$1.1	57.1%	$1.3	$2.0	53.8%
General and administrative expenses	23.8	24.9	24.2	22.7	23.9	0.4%	49.2	46.6	-5.3%
Total commissions and expenses incurred	24.5	25.8	24.3	23.6	25.0	2.0%	50.5	48.6	-3.8%
Less: commissions and expenses capitalized	(0.7)	(0.7)	(0.7)	(0.5)	(0.1)	85.7%	(1.4)	(0.6)	57.1%
Amortization of DAC and VOBA	10.8	27.5	(9.3)	4.5	13.9	28.7%	19.6	18.4	-6.1%
									NM
Net Operating and Acquisition Expenses	$34.7	$52.7	$14.3	$27.6	$38.9	12.1%	$68.7	$66.5	-3.2%

Roll Forward of Deferred Acquisition Costs & Value of Business Acquired

Balance at beginning of period	$848.7	$792.4	$753.5	$743.4	$747.2		$867.0	$743.4
Deferral	0.7	0.7	0.7	0.5	0.1		1.4	0.6
Amortization	(10.8)	(27.5)	9.3	(4.5)	(13.9)		(19.6)	(18.4)
Included in Total Benefits and Expenses	(10.1)	(26.8)	10.0	(4.0)	(13.8)		(18.2)	(17.8)
Foreign currency translation adjustment	(46.2)	(12.1)	(20.0)	7.7	48.3		(56.4)	56.1
Balance at end of period	$792.4	$753.5	$743.4	$747.2	$781.7		$792.4	$781.7

Roll Forward of Deferred Front-End Load

Balance at beginning of period	$428.3	$399.8	$365.8	$363.1	$364.5		$437.5	$363.1
Deferral	1.1	0.9	0.7	1.0	0.8		2.6	1.8
Amortization	(6.2)	(29.0)	6.0	(3.4)	(7.6)		(11.8)	(11.0)
Included in Income from Operations	(5.1)	(28.1)	6.7	(2.4)	(6.9)		(9.2)	(9.2)
Foreign currency translation adjustment	(23.3)	(5.9)	(9.5)	3.8	23.6		(28.5)	27.4
Balance at end of period	$399.8	$365.8	$363.1	$364.5	$381.2		$399.8	$381.2

6/30/2006							PAGE 30
Lincoln UK
Operational Data
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change

Unit Linked Assets
Balance-Beg-of-Period	$7.173	$6.903	$7.180	$7.320	$7.754	8.1%	$7.186	$7.320	1.9%

Deposits	0.070	0.088	0.156	0.069	0.073	4.3%	0.145	0.142	-2.1%
Withdrawals (including charges) and Deaths	(0.183)	(0.192)	(0.178)	(0.186)	(0.201)	-9.8%	(0.357)	(0.387)	-8.4%
Net Flows	(0.113)	(0.104)	(0.023)	(0.118)	(0.128)	-13.3%	(0.213)	(0.245)	-15.0%
Investment income and change in market value	0.233	0.492	0.347	0.479	(0.267)	NM	0.405	0.212	-47.7%
Foreign Currency Adjustment	(0.390)	(0.111)	(0.184)	0.072	0.500	228.2%	(0.475)	0.572	220.4%
Unit Linked Assets - End-of-Period	$6.903	$7.180	$7.320	$7.754	$7.857	13.8%	$6.903	$7.857	13.8%

Individual Life In-force	$18.479	$18.175	$17.521	$17.744	$18.289	-1.0%	$18.479	$18.289	-1.0%

Exchange Rate - Dollars to Pounds
For-the-Period	1.855	1.779	1.747	1.754	1.829	-1.4%	1.880	1.791	-4.7%
End-of-Period	1.792	1.764	1.719	1.737	1.849	3.2%	1.792	1.849	3.2%

6/30/2006							PAGE 31
Lincoln Financial Media
Income Statements
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Operating Results
Communications revenues, net	$-	$-	$-	$-	$57.5	NM	$-	$57.5	NM
Cost of sales	-	-	-	-	7.6	NM	-	7.6	NM
Operating expenses	-	-	-	-	22.2	NM	-	22.2	NM
Broadcast cash flow	-	-	-	-	27.7	NM	-	27.7	NM
Depreciation and amortization	-	-	-	-	6.0	NM	-	6.0	NM
General and administrative expenses	-	-	-	-	1.8	NM	-	1.8	NM
Net interest expense and other	-	-	-	-	0.3	NM	-	0.3	NM

Income from operations before Federal income taxes	-	-	-	-	19.6	NM	-	19.6	NM

Federal income taxes	-	-	-	-	7.7	NM	-	7.7	NM

Income from Operations	$-	$-	$-	$-	$11.9	NM	$-	$11.9	NM

Effective tax rate on
Income from Operations					39.3%			39.3%

Other Operations (1)
Unaudited [Millions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change

Operating Revenue
Earnings on investments & other income	$60.3	$27.0	$10.0	$12.9	$48.8	-19.1%	$62.6	$61.8	-1.3%
Amortization of deferred gain on
indemnity reinsurance (2)	18.9	18.9	18.9	18.8	18.8	-0.5%	37.9	37.5	-1.1%
Total Operating Revenue	79.2	45.9	28.9	31.7	67.6	-14.6%	100.4	99.3	-1.1%

Operating Expenses
Interest on debt	21.8	21.4	21.8	21.5	64.3	195.0%	44.0	85.8	95.0%
Operating expenses	50.3	28.5	12.8	12.2	46.3	-8.0%	56.8	58.5	3.0%
Total Operating Expenses	72.2	49.9	34.6	33.7	110.6	53.2%	100.8	144.3	43.2%

Income (loss) from operations before Federal income taxes	7.0	(4.0)	(5.7)	(2.0)	(43.1)	NM	(0.4)	(45.1)	NM

Federal income taxes (3)	(22.9)	(16.3)	(15.4)	(2.2)	(17.0)	25.8%	(32.9)	(19.1)	41.9%

Income (loss) from Operations	$30.0	$12.2	$9.6	$0.1	$(26.1)	NM	$32.5	$(26.0)	NM

(1) Includes eliminations of intercompany transactions.
(2) Represents the amortization of deferred gain recognized on the business sold through indemnity reinsurance to Swiss Re.
(3) Includes a reduction of the valuation allowance on the deferred tax asset of our foreign life reinsurance subsidiary of $5.7 million in the 1st quarter of 2005, $23.5 million in the 2nd quarter of 2005, $13.3 million in the 3rd quarter of 2005, $4.3 million in the 4th quarter of 2005, $46.8 million for the full year 2005

6/30/2006									PAGE 32
Consolidated Domestic Deposits/Account Balances
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
	2005	2005	2005	2006	2006	Change	2005	2006	Change
Deposits - For the Period
Individual Markets - Fixed Annuities	$0.534	$0.494	$0.486	$0.471	$0.872	63.3%	$1.007	$1.343	33.4%
Individual Markets - Variable Annuities	1.327	1.410	1.513	1.665	1.877	41.4%	2.616	3.543	35.4%
Individual Markets - Life Insurance	0.470	0.497	0.596	0.488	1.023	117.7%	0.938	1.511	61.1%
Employer Markets - Fixed Annuities	0.286	0.259	0.240	0.253	0.242	-15.4%	0.584	0.495	-15.2%
Employer Markets - Variable Products (1)	0.746	0.726	0.865	0.987	0.918	23.1%	1.729	1.905	10.2%
Employer Markets - Executive Benefits & Other	0.056	0.057	0.052	0.047	0.077	37.5%	0.101	0.124	22.8%
Inv Mgmt - Annuities	0.701	0.642	0.713	0.885	0.869	24.0%	1.414	1.754	24.0%
Inv Mgmt - Mutual Funds	1.487	1.331	1.657	1.329	1.370	-7.9%	3.007	2.699	-10.2%
Inv Mgmt - Managed Acct. & Other	2.146	1.599	1.260	1.806	1.043	-51.4%	3.479	2.849	-18.1%
Consolidating Adjustments	(0.670)	(0.624)	(0.617)	(0.481)	(0.773)	-15.4%	(1.193)	(1.254)	-5.1%
Total Gross Retail Deposits	7.085	6.391	6.763	7.449	7.519	6.1%	13.681	14.968	9.4%

Inv Mgmt - Institutional	6.110	3.166	4.833	5.044	2.764	-54.8%	8.303	7.808	-6.0%
Consolidating Adjustments	(0.173)	(0.217)	(0.265)	(0.257)	(0.365)	NM	(0.548)	(0.623)	-13.7%
Total Gross Deposits	$13.023	$9.340	$11.331	$12.236	$9.917	-23.9%	$21.436	$22.153	3.3%

Account Balances - End of Period
Individual Markets - Fixed Annuities	$9.165	$9.117	$8.605	$8.359	$17.526	91.2%	$9.165	$17.526	91.2%
Individual Markets - Variable Annuities	32.801	35.276	37.662	40.501	41.543	26.7%	32.801	41.543	26.7%
Individual Markets - Life Insurance	13.496	13.745	14.051	14.268	25.479	88.8%	13.496	25.479	88.8%
Employer Markets - Fixed Annuities	10.710	10.686	10.995	11.028	11.054	3.2%	10.710	11.054	3.2%
Employer Markets - Variable Products (1)	18.080	18.965	19.474	20.703	20.471	13.2%	18.080	20.471	13.2%
Employer Markets - Executive Benefits & Other	1.194	1.256	1.318	1.387	4.228	254.1%	1.194	4.228	254.1%
Inv Mgmt - Annuities	12.500	13.022	13.287	13.998	13.577	8.6%	12.500	13.577	8.6%
Inv Mgmt - Mutual Funds	14.929	15.738	16.231	17.101	16.654	11.6%	14.929	16.654	11.6%
Inv Mgmt - Managed Acct. & Other	9.392	11.599	12.839	15.162	15.812	68.4%	9.392	15.812	68.4%
Consolidating Adjustments	(11.790)	(12.229)	(12.602)	(13.282)	(13.057)	-10.7%	(11.790)	(13.057)	-10.7%
Total Retail Account Balances	110.476	117.175	121.859	129.225	153.286	38.8%	110.476	153.286	38.8%

Inv Mgmt - Institutional	30.031	32.915	35.276	40.167	39.883	32.8%	30.031	39.883	32.8%
Consolidating Adjustments	(3.405)	(3.559)	(3.422)	(3.573)	(3.557)	-4.5%	(3.405)	(3.557)	-4.5%
Total Account Balances	$137.102	$146.530	$153.712	$165.820	$189.613	38.3%	$137.102	$189.613	38.3%

Total Domestic Net Flows
Unaudited [Billions of Dollars]

	Three Months Ended						Six Months Ended
	Jun	Sep	Dec	Mar	Jun	%	Jun	Jun	%
For the Period Ended	2005	2005	2005	2006	2006	Change	2005	2006	Change

Individual Markets - Life	$0.263	$0.295	$0.400	$0.257	$0.548	108.4%	$0.500	$0.805	61.0%
Individual Markets - Annuities	0.748	0.717	0.767	0.769	0.844	12.8%	1.392	1.613	15.9%
Employer Markets - Retirement Products	0.181	0.028	(0.026)	0.181	0.114	-37.0%	0.418	0.295	-29.4%
Employer Markets - Executive Benefits & Other	0.045	0.042	0.049	0.039	0.035	-22.2%	0.070	0.075	7.1%
Investment Management - Retail	2.147	1.720	1.148	1.305	0.322	-85.0%	3.574	1.627	-54.5%
Consolidating Adjustments	0.090	(0.053)	0.015	0.083	(0.009)	NM	0.089	0.074	-16.9%
Total Retail Net Flows	3.476	2.749	2.354	2.635	1.854	-46.7%	6.041	4.489	-25.7%

Investment Management - Institutional	3.875	1.825	1.733	3.592	0.687	-82.3%	5.220	4.279	-18.0%
Consolidating Adjustments	0.098	(0.050)	0.198	(0.039)	(0.047)	NM	(0.025)	(0.086)	NM
Total Net Flows	$7.449	$4.524	$4.285	$6.188	$2.494	-66.5%	$11.236	$8.682	-22.7%

(1) Includes amounts attributable to Alliance program mutual fund net flows. Account values for the Alliance program are not included in the separate accounts reported on our balance sheet.

6/30/2006					PAGE 33
Consolidated Investment Data - Assets Managed
Unaudited [Billions of Dollars]

	As of
	Jun	Sep	Dec	Mar	Jun	%
	2005	2005	2005	2006	2006	Change
Assets Managed by Source
LNC's Investments and Cash:
Fixed maturity securities -
available for sale	$34.975	$34.325	$33.443	$32.893	$54.024	54.5%
Equity securities - available for sale	0.155	0.152	0.145	0.176	0.579	273.5%
Trading securities	3.345	3.287	3.246	3.190	3.109	-7.1%
Other investments	6.389	6.322	6.334	6.314	12.003	87.9%
Total LNC Investments	44.863	44.085	43.168	42.573	69.714	55.4%
Separate accounts	57.240	60.812	63.747	67.984	71.095	24.2%
Cash and invested cash	1.659	1.602	2.312	1.974	1.500	-9.6%
Total LNC	103.762	106.498	109.227	112.531	142.309	37.1%

Non-affiliate assets managed	52.643	58.446	62.528	70.464	70.185	33.3%
Total Assets Managed	$156.405	$164.944	$171.755	$182.995	$212.495	35.9%

Assets Managed by Advisor
Investment Management segment
(See page 28 for additional detail)	$66.851	$73.274	$77.633	$86.428	$85.926	28.5%
DLIA-Corp
(Assets managed internally-see page 28)	43.917	43.095	43.086	41.995	65.637	49.5%
Lincoln UK	8.278	8.518	8.562	8.986	9.171	10.8%
Domestic Policy Loans (excluding Lincoln UK)	1.862	1.851	1.858	1.856	2.712	45.6%
Non-LNC Affiliates	35.497	38.205	40.617	43.729	49.049	38.2%
Total Assets Managed	$156.405	$164.944	$171.755	$182.995	$212.495	35.9%

6/30/066					PAGE 34
Consolidated Investment Data
Unaudited [Millions of Dollars]

	Three Months Ended
	Jun	Sep	Dec	Mar	Jun	%
	2005	2005	2005	2006	2006	Change

Net Investment Income

Fixed maturity AFS securities	$509.8	$505.7	$509.7	$513.7	$829.0	62.6%
Equity AFS securities	2.0	2.4	3.3	2.1	8.6	NM
Trading securities	48.8	48.6	48.7	49.7	49.4	1.2%
Mortgage loans on real estate	70.7	70.9	75.1	67.2	135.0	90.9%
Real estate	31.7	8.5	5.6	9.1	13.2	-58.4%
Policy loans	29.8	29.8	29.2	29.7	42.5	42.6%
Invested cash	14.0	17.0	19.2	22.8	22.2	58.6%
Other investments	24.2	16.4	7.0	14.6	10.2	-57.9%
Investment revenue	731.1	699.3	697.9	708.8	1,110.1	51.8%
Investment expense	(27.5)	(28.5)	(29.8)	(30.4)	(41.9)	-52.4%

Net Investment Income	$703.6	$670.8	$668.1	$678.3	$1,068.2	51.8%

Mean Invested Assets (Amortized Cost)	$43,806.2	$44,040.1	$44,035.2	$44,363.6	$70,933.3

Ratio of Net Invest Income
Over Mean Invested Assets	6.42%	6.09%	6.07%	6.12%	6.02%

	Three Months Ended
	Jun	Sep	Dec	Mar	Jun	%
Realized Investment Gains (Losses)	2005	2005	2005	2006	2006	Change
Fixed maturities	$13.9	$8.2	$(5.6)	$4.3	$8.2	-41.0%
Equity securities	5.7	(0.6)	2.2	0.3	(1.1)	NM
Other gains (losses), net	(2.7)	5.4	6.3	(0.1)	6.3	NM
Policyholders' interest	0.3	0.7	(1.3)	(1.8)	(1.4)	NM
Capital gains expense	(2.4)	(2.4)	(2.3)	(2.4)	-	NM
Sale of affiliate	-	-	-	-	-	NM
Total pretax gains (losses)	14.7	11.3	(0.8)	0.3	12.0	-18.4%
Amortization of DAC, VOBA and deferred
sales inducements	(15.3)	(14.0)	(8.8)	(10.8)	(18.9)	-23.5%
Income taxes	(0.4)	(0.7)	(3.3)	(3.3)	(2.9)	NM
Realized investment gains (losses), net of taxes	$(0.2)	$(2.0)	$(6.2)	$(7.2)	$(4.0)	NM

		As of June 30, 2006			As of Dec 31, 2005
		Amount	% of Total		Amount	% of Total
Available-for-Sale and Trading Securities [Millions of Dollars]
Fixed Maturity Sec (Fair Value)		$57,131.0	99.0%		$36,687.1	99.6%
Fixed Maturity Sec (Amortized Cost)		57,435.1	99.0%		35,347.6	99.6%

Equity Securities (Fair Value)		580.6	1.0%		146.9	0.4%
Equity Securities (Amortized Cost)		570.8	1.0%		139.0	0.4%

% of Available-for-Sale Fixed Maturity Securities (Based on Fair Value)
Treasuries and AAA			19.4%			23.4%
AA or better			27.1%			30.9%
BB or less			7.0%			7.4%

General Account Investments		As of June 30, 2006			As of Dec 31, 2005
		Amount	% of Total		Amount	% of Total
Fixed maturities- security sector:
Corporate bonds		$43,881.6	81.3%		$25,860.7	77.3%
U.S. government bonds		287.6	0.5%		161.8	0.5%
Foreign government bonds		1,188.0	2.2%		1,203.3	3.6%
Mortgage backed securities		8,370.3	15.5%		5,951.2	17.8%
State and municipal bonds		166.5	0.3%		128.8	0.4%
Preferred stocks - redeemable		130.1	0.2%		137.4	0.4%
Total		$54,024.1	100.0%		$33,443.2	100.0%

	As of
	Jun	Sep	Dec	Mar	Jun	%
	2005	2005	2005	2006	2006	Change
Composition of Investment Portfolio:
Securities available-for-sale, at fair value:
Fixed Maturity	$34,975.1	$34,324.9	$33,443.2	$32,892.8	$54,024.1	54.5%
Equity	154.5	151.6	144.7	176.0	578.5	274.4%
Trading securities	3,345.1	3,287.0	3,246.0	3,190.1	3,109.0	-7.1%
Mortgage loans on real estate & real estate	3,960.4	3,892.8	3,845.3	3,766.5	8,169.7	106.3%
Policy loans	1,866.9	1,856.4	1,862.2	1,860.4	2,716.4	45.5%
Derivative Investments	156.6	155.9	174.7	199.3	279.6	78.5%
Other investments	404.8	416.4	452.2	488.2	837.0	106.8%
Total	$44,863.3	$44,085.0	$43,168.4	$42,573.2	$69,714.4	55.4%